UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Symbollon Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3)
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_______________________________________________________________________

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PROXY

SYMBOLLON PHARMACEUTICALS, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack H. Kessler and Paul C. Desjourdy and each or either of them (with full power to act without the other), proxies with full power of substitution, to represent the undersigned and to vote the shares of stock of the corporation which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Symbollon Pharmaceuticals, Inc. to be held on Wednesday, May 21, 2008 at 10:00 a.m. (local time) at the Company’s offices, 37 Loring Drive, Framingham, MA 01702-8768, and any adjournment thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 14, 2008, a copy of which has been received by the undersigned.

(Continued, and to be signed on reverse side)

Annual Meeting of Stockholders of

SYMBOLLON PHARMACEUTICALS, INC.

June 22, 2011

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.
________________________________________________________________________
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOP. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE \x\

1. ELECTION OF DIRECTORS
NOMINEE:
\ \ FOR THE NOMINEES        \ \ Paul C. Desjourdy
                      \ \ Eugene Lieberstein
                      \ \ Yongjun Duan
                      \ \ James C. Richards
                      \ \ Richard F. Maradie
                      \ \ Timothy Kane
                      \ \ Jack H. Kessler
                      \ \ Kelly Black-White

\ \ WITHHOLD AUTHORITY
FOR THE NOMINEE(S)

\ \ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: \X\

_______________________________________________________________________

2.  TO APPROVE AN AMENDMENT TO INCREASE AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 93,750,000 SHARES TO 993,750,000 SHARES.

FOR  AGAINST  ABSTAIN
\ \  \ \   \ \

3.  TO RATIFY THE APPOINTMENT OF SAM KAN & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

FOR  AGAINST  ABSTAIN
\ \  \ \   \ \

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

FOR  AGAINST  ABSTAIN
\ \  \ \   \ \

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS INDICATED AND FOR APPROVAL OF THE PROPOSALS PRESENTED.
________________________________________________________________________

________________________________________________________________________
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. \ \
________________________________________________________________________

Signature of Stockholder _____________________________ DATE______________

Signature of Stockholder _____________________________ DATE______________

Note: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

[Missing Graphic Reference]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
JUNE 22, 2011

TO THE STOCKHOLDERS OF SYMBOLLON PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Symbollon Pharmaceuticals, Inc., a Delaware corporation ("Symbollon"), will be held at our executive offices, located at 99 West Street, Suite J, Medfield, Massachusetts 02052, on June 22, 2011 at 10:00 a.m., local time, for the following purposes:

1.
To consider and act upon the election of three directors as the Class I directors, three directors as the Class II directors, and two directors as the Class III directors to serve on our Board of Directors for a one-year, two-year, and three-year terms expiring at the Annual Meeting of Stockholders in 2012, 2013, and 2014, respectively;

2.
To consider and vote upon a proposal to amend Symbollon’s Amended Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 93,750,000 shares to 993,750,000 shares;

3.
To consider and act upon a proposal to ratify the appointment of Sam Kan & Company as the independent registered public accounting firm of Symbollon for the current fiscal year ending December 31, 2011; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The close of business on May 2, 2011 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are kindly requested by the Board of Directors to sign, date and return the enclosed proxy promptly.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By the order of the Board of Directors,

         PAUL C. DESJOURDY
 Assistant Secretary
Dated: April 29, 2011

SYMBOLLON PHARMACEUTICALS, INC.

99 WEST STREET, SUITE J
MEDFIELD, MA 02052
(508) 242-7500

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Symbollon Pharmaceuticals, Inc. (“Symbollon”) for the Annual Meeting of Stockholders to be held at our executive offices, located at 99 West Street, Suite J, Medfield, Massachusetts 02052, on June 22, 2011 at 10:00 a.m., local time, and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  Any stockholder giving such a proxy has the power to revoke it at any time before it is voted.  Written notice of such revocation should be forwarded directly to our Assistant Secretary, at the above stated address.  Attendance at the meeting will not have the effect of revoking the proxy unless such written notice is given.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy on which no direction is specified will be voted (1) for the election of the nominees set forth under the caption "Election of Directors;" (2) for the proposed amendment to Symbollon’s Amended Certificate of Incorporation, (3) for the ratification of the appointment of Sam Kan & Company as our independent registered public accounting firm; and (4) in the discretion of the proxies, on any other business which may properly come before the meeting or any adjournments thereof.

The approximate date on which we intend to mail or otherwise deliver copies of this Proxy Statement and the accompanying form of proxy to our stockholders is May 6, 2011.

Your vote is important.  Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.  If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING

Only holders of shares of our Class A Common Stock, $.001 par value per share (the "Common Stock"), of record as at the close of business on May 2, 2011, are entitled to vote at the meeting.  On the record date there were issued and outstanding 43,656,673 shares of Common Stock.  Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the meeting.  A majority of the outstanding shares of Common Stock, represented at the meeting in person or by proxy, shall constitute a quorum.  The affirmative vote of a plurality of the votes cast is necessary to elect the nominees as directors.  The affirmative vote of a majority of the outstanding shares is necessary to approve the proposed amendment to Symbollon’s Amended Certificate of Incorporation.  A majority of the votes cast is necessary to ratify the appointment of Sam Kan & Company as our independent auditors.  Abstentions and broker non-votes are included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes, but not in the tabulation of the votes cast on proposals presented to stockholders.  Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal to amend Symbollon Amended Certificate of Incorporation to increase the authorized number of shares.

    The stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person appointed by the Board of Directors before the meeting to serve as the inspector of election at the meeting and who has executed and verified an oath of office.  The cost of preparing, assembling and mailing the proxy, this Proxy Statement and the other material enclosed will be borne by us.  In addition to the solicitation of proxies by use of the mails, our officers and employees may solicit proxies by telephone or other means of communication.  We, through our transfer agent, will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares of Common Stock held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares and will reimburse them for their reasonable expenses in forwarding the proxy material.

BOARD OF DIRECTORS

Election of Directors

Pursuant to our Amended Certificate of Incorporation, our Board of Directors, which currently consists of eight members, is divided into three classes, designated Class I, Class II and Class III, each serving staggered three-year terms. The terms of all three classes of directors expire at this Meeting.  If elected to be directors, the terms of the Class I, Class II, and Class III directors will expire at the 2012, 2013 and 2014 Annual Meetings of Stockholders, respectively, and until their successors are elected and qualified.  The Board of Directors has proposed the following nominees for reelection to serve in the class designated below at this Meeting.

Directors	Class	Expiration of Term
Paul C. Desjourdy	I	2012
Eugene Lieberstein	I	2012
Yongjun Duan	I	2012
James C. Richards	II	2013
Richard F. Maradie	II	2013
Timothy Kane	II	2013
Jack H. Kessler	III	2014
Kelly Black-White	III	2014

Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named as proxies to vote at the meeting the shares of Common Stock to which the proxy relates to elect the nominees named above.  The nominees are currently serving as directors of Symbollon.  The Board of Directors recommends that the nominees be elected as directors of Symbollon and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions.  We have no reason to believe that the nominees will not be candidates or will be unable to serve.  However, in the event that the nominees should become unable or unwilling to serve as directors, the persons named in the proxy have advised that they will vote for the election of such persons as shall be designated by management.

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Members of the Board of Directors

The following table provides the names and ages of the nominees and the other members of the Board of Directors, their respective principal occupations or employments during at least the past five years and the period during which each has served as a director of Symbollon.

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships

Class I Directors to Serve Until the 2012 Annual Meeting of Stockholders

Paul C. Desjourdy…….…..	49	1996
Chief Executive Officer of Symbollon since June 2005,  President and General Counsel of Symbollon since December 1999, Chief Financial Officer since September 1993, and Treasurer from May 1994.  Attorney at the law firm of Choate Hall & Stewart from 1989 to 1993.  Certified Public Accountant at Arthur Andersen & Co. from 1983 to 1986.

Eugene Lieberstein.……….	72	1998
Law partner at the law firm of Baker & Hostetler, LLP specializing in patent procurement and litigation (Mr. Lieberstein and his firm serve as patent counsel for Symbollon) since 2008.  Law partner at the law firm of Anderson Kill & Olick, P.C. specializing in patent procurement and litigation (Mr. Lieberstein and his firm served as patent counsel for Symbollon) from 2000 to 2008.  Law partner at the law firm of Wyatt, Gerber, Meller and O’Rourke specializing in patent procurement and litigation (Mr. Lieberstein and his firm served as patent counsel for Symbollon) from 1993 to 2000.  Patent Counsel for Union Carbide Corporation from 1970 to 1993.

Yongjun Duan.........…….	52	2010
Founder and Chairman of the Board of Xi’an Maidelfa Pharmaceutical Co. Ltd., a privately held fully-integrated pharmaceutical company currently marketing products to the diary and aquaculture markets in China, since February 2003.  Director of research and development for Symbollon from 1994 to 2001.

  3

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships

Class II Directors Whose Terms Continue Until the 2012 Annual Meeting of Stockholders

James C. Richards, Ph.D….	63	1991
Managing Director of Pet Plaque Prevention System LLC, a privately held company developing a system to prevent oral disease in companion animals since June, 2010.  President, Chief Executive Officer and a director of BioCide Pharma, Inc., a privately held company focused on the development of antimicrobials, since November 2008.  President, Chief Executive Officer and a director of EdgeLight BioScience, Inc., a privately held company specializing in waveguide technologies, from October 2000 to November 2008.  President, Chief Executive Officer and a director of IntelliGene, Inc., a privately held company specializing in DNA probe technologies, from October 1995 to September 2000.  President and Chief Executive Officer of Symbollon from May 1991 to September 1995.  Director of business planning and development for Gene-Trak Systems, a joint venture originally between AMOCO Corporation and Integrated Genetics, Inc., engaged in developing diagnostic test devices using DNA probes, from 1986 to 1990.

Richard F. Maradie…….....	63	1998
Retired since September 2000.  Senior Vice President of Commercial Development of Oakwood Laboratories, a private biopharmaceutical company developing drug delivery technologies, from April 1998 to September 2000.  President, Chief Executive Officer and a director of Novavax, Inc., a public biopharmaceutical company developing topical and oral drug delivery technologies, from March 1997 to August 1998.  President, Chief Executive Officer and a director of Protyde Pharmaceuticals, Inc., a private biopharmaceutical company developing products for the diagnosis and treatment of cancer, from 1994 to 1997.  Executive Vice President and Chief Operating Officer of Platelet Research Products, Inc., a private biopharmaceutical company developing therapeutic products derived from blood platelets, from to 1991 to 1994.  President, Chief Operating Officer and a director of VimRx Pharmaceuticals, Inc., a public pharmaceutical company developing therapeutics based on natural products, from 1988 to 1991.

Timothy Kane…….....	49	2010	Chief Operating Officer of McSweeney & Ricci Insurance Agency, Inc., a privately held independent insurance brokerage agency (Mr. Kane’s company serve as Symbollon’s insurance agent), since 2000.

4

Name	Age	Director Since	Principal Occupation, Other Business Experience and Other Directorships
Class III Director Whose Terms Continue Until the 2014 Annual Meeting of Stockholders

Jack H. Kessler, Ph.D….....	60	1986
Chairman of the Board of Directors of Symbollon since May 1996 and Secretary of Symbollon since May 1991.  Principal systems engineer for Kollsman Manufacturing Company, a diagnostic instrument design and manufacturing company, since July 2010. Executive Vice President of Symbollon from June 2005 to June 2008.  Chief Scientific Officer of Symbollon from May 1991 to June 2008.  Chief Executive Officer of Symbollon from December 1999 to June 2005, Executive Vice-President of Symbollon from May 1991 to December 1999.  Symbollon's sole stockholder, officer and director from 1986 to 1991.

Kelly Black-White…...........	50	2010
President of Premier Funding Services, Inc. and Premier Media Services, Inc., privately held companies providing investor and public relations services to small cap market companies (Ms. Black-White’s companies provide investor relations services to Symbollon) since 1999.

The Board of Directors has determined, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, its senior management and independent registered public accounting firm, that all of the directors, except Messrs. Desjourdy and Kessler, constituting a majority of the Board of Directors, are “independent” directors under the “independent director” definition and standards of NASDAQ.

Recommendation of the Board of Directors

The Board of Directors recommends that the Stockholders vote FOR the nominees.

General Information Concerning the Board of Directors and its Committees

Our Board of Directors met seven times in the fiscal year ended December 31, 2010.  The Delaware General Corporation Law provides that the Board of Directors, by resolution adopted by a majority of the entire board, may designate one or more committees, each of which shall consist of one or more directors.  The Board of Directors annually elects from its members the Executive Committee, Audit Committee, and Compensation Committee.  The Board of Directors does not have a Nominating Committee.  During the last fiscal year each of the directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which each director serves.  Directors are encouraged to attend annual meetings of our stockholders.  Three directors attended our last annual meeting.

5

Executive Committee.  The Executive Committee exercises all the powers and authority of the Board of Directors in the management and affairs of Symbollon between meetings of the Board of Directors, to the extent permitted by law.  The current members of the Executive Committee are Messrs. Kessler (Chairman), Desjourdy and Richards.  The Executive Committee did not meet during fiscal 2010.

Audit Committee.  The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to shareholders and others, the system of internal control which management has established, our process for monitoring compliance with laws and regulations, the independence of the outside auditors and the audit process.  It is the general responsibility of the Audit Committee to advise and make recommendations to the Board of Directors in all matters regarding our accounting methods and internal control procedures.  Specific duties of the Audit Committee are set forth in its charter.  The current members of the Audit Committee are Messrs. Richards (Chairman), Maradie and  Lieberstein.  One member of the Audit Committee, Messrs. Maradie Richards, are “independent” under the current NASDAQ stock market listing standards and SEC rules for audit committee member independence; the other member is not independent under these standards and rules.  We do not have an audit committee financial expert serving on the Audit Committee because the Board of Directors believes that the current composition of the committee is adequate to fulfill its oversight responsibilities in light of the simplicity of our financial statements and accounting procedures.  Because our shares are not currently listed on a national securities exchange or national securities association, we are not subject to a requirement that each member of the Audit Committee be independent or that we have an audit committee financial expert.  The Audit Committee met three times during fiscal 2010.

Compensation Committee. The Compensation Committee reviews and recommends to the Board of Directors remuneration arrangements and compensation plans for our executives.  The current members of the Committee are Messrs. Maradie (Chairman), Richards and Lieberstein, all of whom are independent directors under the current NASDAQ stock market listing standards.  The Compensation Committee did not meet during fiscal 2010.  In order to determine the elements and levels of Symbollon’s executive compensation and to gain an understanding of any trends impacting compensation generally, the Compensation Committee from time to time gathers information on executive compensation, including salaries, stock options, bonuses and other benefits, from similarly situated biotechnology companies.  The Compensation Committee weighs this information and reviews Symbollon’s overall performance and makes recommendations regarding compensation to the full Board.  To date, no compensation consultant has been engaged to assist the Committee or the Board in connection with establishing executive compensation.  Our executive officers (who are also directors) interact with the Compensation Committee and the Board of Directors on compensation matters, but recommendations regarding executive officer or director compensation are made to the Board of Directors by the Compensation Committee or the independent directors on the Board of Directors and may not be delegated to other persons.  The Compensation Committee does not have a written charter.

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Nominations

We do not have a nominating committee.  The Board of Directors believes that the current size of our Board does not necessitate a separate nominating committee.  Our Board of Directors, of which (as described above) six of the eight members are “independent directors” under the current NASDAQ stock market listing standards, is responsible for determining the slate of director nominees for election by stockholders.  Messrs. Desjourdy and Kessler are not independent under the NASDAQ standards.

We do not currently utilize the services of any third party search firm to assist in the identification or evaluation of Board member candidates.  However, our Board of Directors may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question.

We do not currently have a charter or written policy with regard to the nominating process.  Our Board of Directors determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered.  A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care.  Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and pharmaceutical drug development.  In general, candidates will be preferred who hold, or have held, an established executive level position in business, finance, law, education, research or government.  The Board of Directors will consider these criteria for nominees identified by the Board, by stockholders, or through some other source.  When current Board members are considered for nomination for reelection, the Board also takes into consideration their prior Symbollon Board contributions, performance and meeting attendance records.

The Board will consider qualified candidates for possible nomination that are submitted by our stockholders.  Stockholders wishing to make such a submission may do so by sending the following information to the Board of Directors c/o Assistant Secretary at the address listed above: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (3) a signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

The Board will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information.  This information will be evaluated against the criteria set forth above and our specific needs at that time.  Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the Board will determine which nominee(s) to submit for election at the next annual meeting.  The Board will use the same process for evaluating all nominees, regardless of the original source of the nomination.

No candidates for director nominations were submitted to the Board by any stockholder in connection with the 2011 annual meeting.  Any stockholders desiring to present a nomination for consideration by the Board prior to our 2012 annual meeting should do so prior to January 6, 2012 in order to provide adequate time to duly consider the nominee.

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Shareowner Communications with Board

The Board of Directors has implemented a process by which our stockholders may send written communications to the Board’s attention.  Any stockholders desiring to communicate with our Board, or one or more of our directors, may send a letter addressed to the Symbollon Pharmaceuticals, Inc. Board of Directors c/o Assistant Secretary, 99 West Street, Suite J, Medfield, MA 02052.  The Assistant Secretary has been instructed by the Board to promptly forward all communications so received to the full Board or the individual Board members specifically addressed in the communication.

Code of Ethics

We have a Code of Ethics for our senior officers, including our principal executive officer and principal financial and accounting officer.  This code is a statement of our high standards for ethical behavior and legal compliance, and it governs the manner in which we conduct our business.  A copy of our Code of Ethics can be found on our web site at www.symbollon.com.  We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment or waiver of the Code with respect to our principal executive officer or principal financial or accounting officer by posting such information on our web site.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 16, 2011 for (i) each of the our directors, (ii) each of the Named Executive Officers (as defined in “Executive Compensation”), (iii) all our directors and executive officers as a group and (iv) each person known by us to own beneficially 5% or more of the outstanding shares of Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Paul C. Desjourdy (3)(4)	11,125,200	25.5%
Organic Business Alliances, LLC (5)	4,066,667	9.3%
Kelly Black-White (3) (6)	1,971,315	4.5%
Dr. Jack H. Kessler (3)(7)	1,425,233	3.2%
Dr. James C. Richards (3)(8)	1,051,201	2.4%
Eugene Lieberstein (3)(9)	934,676	2.1%
Richard F. Maradie (3)(10)	872,500	2.0%
Yongjun Duan (3)	505,100	1.2%
Timothy Kane (3)	500,000	1.2%
All Executive Officers and Directors as a Group (8 persons) (11)	18,385,225	40.7%
____________________________________________
*	Less than 1% of the Common Stock outstanding.
(1)	All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.
(2)
Based upon 43,656,673 shares of Common Stock but also reflecting as outstanding, with respect to the relevant beneficial owner, the shares which that beneficial owner could acquire upon exercise of options exercisable within 60 days.

(3)	The address of Directors Desjourdy, White-Black, Kessler, Richards, Lieberstein, Maradie, Duan and Kane is c/o Symbollon Pharmaceuticals, Inc., 99 West Street, Suite J, Medfield, MA 02052.
(4)	Includes currently exercisable warrants to purchase 40,000 shares of Common Stock.
(5)	The address of Organic Business Alliances, LLC is 150 Mead Street, Waccabuc, NY 10597.
(6)	Includes currently exercisable warrants to purchase 10,715 shares of Common Stock.
(7)	Includes 1,100 shares owned by his minor child and currently exercisable options and warrants to purchase 325,000 shares of Common Stock.
(8)	Includes currently exercisable options to purchase 372,500 shares of Common Stock.
(9)	Includes currently exercisable options to purchase 372,500 shares of Common Stock.
(10)	Includes currently exercisable options to purchase 372,500 shares of Common Stock.
(11)	Includes currently exercisable options and warrants to purchase 1,493,215 shares of Common Stock held by executive officers and directors as a group.

8

EXECUTIVE COMPENSATION

Summary Compensation

The following tables set forth certain information relating to compensation paid by us for each of our last two completed fiscal years to our principal executive officer and any other executive officer whose annual compensation exceeded $100,000 for the last completed fiscal year (the “Named Executive Officers”).  Only those columns which call for information applicable to us or the Named Executive Officers for the periods indicated have been included in such tables.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)

Paul C. Desjourdy (1)	2010	$216,000 (1)	-0-	-0-	$216,000
Chief Executive Officer, President,	2009	$226,000 (2)	-0-	-0-	$226,000
Chief Financial Officer and Treasurer
__________________________
(1)	Mr. Desjourdy received $54,000 in cash paid and $162,000 of his salary was accrued.
(2)
Mr. Desjourdy received $18,000 in cash paid, 10,000,000 shares of Class A common stock having a fair value on the grant date of $100,000, computed in accordance with FAS 123R and recognized for financial statement purposes, and $108,000 of his salary was accrued.

Employment Agreements and Termination Benefits

Since June 2008, Mr. Desjourdy has been employed by the Company in his current positions at $18,000 per month on a month-to-month basis.  Mr. Desjourdy does not have an employment agreement.

Outstanding Equity Awards at Fiscal Year End

On December 31, 2010, the Named Executive Officer, Mr. Desjourdy, did not have any outstanding equity awards.  There were no option exercises or stock vesting by the Named Executive Officer.

Director Compensation

Upon Board of Directors’ approval in May 1998, we no longer provide cash compensation to directors for attendance at board or committee meetings.  Each non-employee director is entitled to receive on January 1st of each year an option (the "Annual Options") to purchase 10,000 (2,500 shares prior to 2007) shares of Common Stock at the then fair market value under our 2006 Non-Employee Directors’ Stock Option Plan.  The Annual Options may only be exercised with respect to vested shares.  One-half of the shares subject to such options vest on the first anniversary of the date of grant and the balance vest on the second anniversary of the date of grant.  All directors will be reimbursed for ordinary and necessary travel expenses incurred in attendance at each board or committee meeting.

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The following table set forth certain information with respect to the compensation of directors (other than Named Executive Officers) for our last completed fiscal year and (in the footnotes to the table) the aggregate number of option awards outstanding to each such director at fiscal year end.

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Share Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)

Jack H. Kessler (3)	-0-	$15,000	$1,389	-0-	$16,389

James C. Richards (4)	-0-	$15,000	$1,389	-0-	$16,389

Richard F. Maradie (5)	-0-	$15,000	$1,389	-0-	$16,389

Eugene Lieberstein (6)	-0-	$15,000	$1,389	$6,734 (7)	$23,123

Yongjun Duan	-0-	$10,000	-0-	-0-	$10,000

Timothy Kane	-0-	$10,000	-0-	-0-	$10,000

Kelly Black-White	-0-	$10,000	-0-	$22,684 (8)	$32,684
_____________________________
(1)
Represents restricted shares of Class A Common Stock granted on September 16, 2010 to Directors Kessler, Richards, Maradie, and Lieberstein and on October 15, 2010 to Directors Duan, Kane, and Black-White.  Shares vest one-half each of the first two anniversaries.

(2)
Represents options to purchase 10,000 shares of Class A Common Stock granted on January 4, 2010 (options vest one-half each of the first two anniversaries; are exercisable at $0.15 per share and have a 10 year term).  Amounts set forth in this Column represent the grant date fair value of these options, computed in accordance with FAS 123R.

(3)
Dr. Kessler has options having a 10 year term to purchase 520,000 shares outstanding at December 31, 2010 by grants on October 1. 2009 for 500,000 and annual grants of 10,000 on the first business day of 2009 and 2010 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.  In addition, he received a grant of options for 10,000 shares on the first business day of 2011 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.

(4)
Dr. Richards has options having a 10 year term to purchase 630,000 shares outstanding at December 31, 2010 by grants on October 1, 2009 for 500,000, February 7, 2008 for 50,000, May 19, 2004 for 25,000, annual grants of 2,500 each on the first business day of each year for an aggregate of 15,000 pursuant our 1995 Non-Employee Directors’ Stock Option Plan and annual grants of 10,000 on the first business day of 2007, 2008, 2009, and 2010 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.  In addition, he received a grant of options for 10,000 shares on the first business day of 2011 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.

(5)
Mr. Maradie has options having a 10 year term to purchase 630,000 shares outstanding at December 31, 2010 by grants on October 1, 2009 for 500,000, February 7, 2008 for 50,000, May 19, 2004 for 25,000, annual grants of 2,500 each on the first business day of each year for an aggregate of 15,000 pursuant our 1995 Non-Employee Directors’ Stock Option Plan and annual grants of 10,000 on the first business day of 2007, 2008, 2009, and 2010 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.  In addition, he received a grant of options for 10,000 shares on the first business day of 2011 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.

(6)
Mr. Lieberstein has options having a 10 year term to purchase 630,000 shares outstanding at December 31, 2010 by grants on October 1, 2009 for 500,000, February 7, 2008 for 50,000, May 19, 2004 for 25,000, annual grants of 2,500 each on the first business day of each year for an aggregate of 15,000 pursuant our 1995 Non-Employee Directors’ Stock Option Plan and annual grants of 10,000 on the first business day of 2007, 2008, 2009, and 2010 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.  In addition, he received a grant of options for 10,000 shares on the first business day of 2011 pursuant to our 2006 Non-Employee Directors’ Stock Option Plan.

(7)	Mr. Lieberstein provided legal services, either personally or through his firm, Baker & Hostetler, LLP, in which law firm he is a partner, during 2010.
(8)	Ms. Black-White provided investor relations services, either personally or through her firm, Premier Media Services, Inc., which she owns, during 2010.

10

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires our directors, officers and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission.  Directors, officers and greater than ten percent beneficial owners are required by applicable regulations to furnish Symbollon with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the forms furnished to us and written representations from our directors and officers, we believe that during 2010 all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were timely satisfied.

The following table sets forth information, as of December 31, 2010, concerning shares issuable under all of our equity compensation plans.

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders	410,000 (1)	$0.78	360,000 (1)
Equity Compensation Plans Not Approved by Security Holders	18,855,000 (2)	$0.03	0 (2)
Total	19,265,000	$0.15	360,000
_____________________________
(1)	Reflects options granted under the 1993 Stock Option Plan, as amended, the 2003 Non-Employee Director Stock Option Plan or the 2006 Non-Employee Director Stock Option Plan.
(2)
Symbollon granted executives 10,275,000 shares of Class A Common Stock, the non-executive Board members 3,500,000 shares of Class A Common Stock, consultants 2,930,000 shares of Class A Common Stock, the non-executive Board members options to purchase 2,000,000 shares of Class A Common Stock and warrants to purchase 150,000 shares of Class A Common Stock under various consulting agreements.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

During 2010, we paid an aggregate of approximately $1,330 for legal services to one of our directors, Eugene Lieberstein or to Baker & Hostetler, LLP, of which law firm he was a partner.

During 2010, we paid an aggregate of approximately $21,280 for investor relations services to one of our directors, Kelly Black-White or to Premier Media Services, Inc., which firm she owns.

We sublet office space for $900 per month from a company owned by the in-law of one of our officers and directors, Mr. Desjourdy.

11

On December 8, 2008, we signed a sale/license agreement with BioCide Pharma, Inc. covering upper respiratory tract products based on our proprietary iodine-based technology.  Under the agreement, we transfered ownership of our patent application covering use of our technology in the upper respiratory tract.  As partial consideration under the agreement, we received an equity position in BioCide equal to 50% ownership of the company.

Under the terms of the agreement, BioCide received ownership of our patent application covering use of our technology in the upper respiratory tract and obtained an exclusive license to our other iodine-based technology for use in the field.  As partial consideration for the transfer, BioCide issued 625,000 shares of its common stock which represents 50% of BioCide’s outstanding equity.  Additionally, BioCide agreed to assume all of our outstanding patent fees and expenses (approximately $18,000) related to the patent application.  Under the agreement, BioCide is required to raise $1,250,000 in equity and other funding by the end of 2010.  So long as we retain at least a 10% ownership position in BioCide, we have the right to appoint one member of the BioCide’s board of directors.  James Richards, a director of Symbollon, and Paul Desjourdy, an officer and director of Symbollon, own the remaining outstanding equity of BioCide.  Messrs. Richards and Desjourdy are also officers and directors of BioCide.  As part of the transaction, Mr. Richards loaned BioCide $50,000 in order for BioCide to cover currently due patent prosecution expenses related to the transferred patent application.

12

APPROVAL OF AN AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

The Board of Directors has approved an amendment to our Amended Certificate of Incorporation to increase the number of authorized shares of stock from 100,000,000 shares to 1,000,000,000 shares by increasing the number of authorized shares of Class A Common Stock from 93,750,000 to 993,750,000. The Board of Directors believes such amendment is advisable and in the best interest of Symbollon and our stockholders, and unanimously recommends that our stockholders approve this amendment.

Amendment to the Amended Certificate of Incorporation

This proposed increase in the number of authorized shares of Class A Common Stock will become effective upon Symbollon’s filing of a Certificate of Amendment to our Amended Certificate of Incorporation with the Secretary of State of the State of Delaware.  We currently plan to file the Certificate of Amendment as soon as reasonably practicable after receiving approval from our stockholders.  A copy of the Certificate of Amendment is attached to this Proxy Statement as Exhibit A.

If this proposal is approved, Section I of Article FOURTH of Symbollon’s existing Certificate of Incorporation will be amended to reflect an increase of 900,000,000 shares of the Class A Common Stock.  The proposed amendment to Section I of Article FOURTH of our existing Certificate of Incorporation is set forth in its entirety below:

“FOURTH:                         I. The aggregate number of shares which the Corporation shall have authority to issue is One Billion (1,000,000,000) shares, consisting of (i) Nine Hundred Ninety-Three Million Seven Hundred Fifty Thousand (993,750,000) shares of Class A Common Stock, par value $.001 per share ("Class A Common Stock"), (ii) One Million Two Hundred Fifty Thousand (1,250,000) shares of Class B Common Stock, par value $.001 per share ("Class B Common Stock"), and (iii) Five Million (5,000,000) shares of Preferred  Stock, par value $.001 per share ("Preferred Stock").”

The proposed amendment will not change the total number of authorized shares of Symbollon’s Class B Common Stock or preferred stock.  The Board of Directors reserves the right pursuant to Section 242(c) of the Delaware General Corporation Law, notwithstanding stockholder approval and without further action by the stockholders, to determine not to proceed with this proposed increase in the number of authorized shares of Class A Common Stock if, at any time before the filing of the proposed amendment with the Secretary of State of the State of Delaware, the Board of Directors determines that the increase in the number of authorized shares of Class A Common Stock is no longer in the best interests of Symbollon and our stockholders.

13

Purpose and Rationale for Proposed Amendment

We are currently authorized to issue a total of 93,750,000 shares of Class A Common Stock.  As of May 2, 2011, the record date, 43,656,673 shares of Class A Common Stock were issued and outstanding, an additional 10,370,398 shares of Class A Common Stock are reserved for issuance upon exercise of outstanding options and warrants, 360,000 shares of our common stock are reserved for issuance in connection with future grants under the Company’s 2006 Non-Employee Directors’ Stock Option Plan and 2,000,000 shares are reserved for issuance pursuant to consulting agreements.  As a result, we currently have limited shares of common stock available for future issuance to meet our likely requirements.  As of the date hereof, Symbollon has no definitive commitments, arrangements or understandings with respect to the issuance of the additional shares of Class A Common Stock we are seeking to authorize.

The purpose of this proposal is to provide us with a sufficient number of shares of Class A Common Stock authorized for future issuances and for other valid corporate purposes recommended and authorized by the Board of Directors.  As stated in our filings with the Securities and Exchange Commission, we will need to raise significant additional funds to pursue the sales and marketing of our product, Iogen, and the development of potential product opportunities for our technology.  As of December 31, 2010, we had total current assets of $193,320, which amount is not sufficient to allow us to commence sales and marketing of Iogen or clinical development of any product opportunity for our technology.  If we are unable to obtain significant additional funds to support our operations, we will be unable to pursue the sales and marketing of Iogen or the development of new product opportunities and we may be forced to reduce or cease our operations, and Symbollon’s existing stockholders may lose their entire investment in Symbollon.

We intend to seek funding to support our future operations through public or private sales of our equity or debt securities, including the issuance of our equity or debt securities in connection with equity lines of credit.  We may have to use a very substantial number of our shares of common stock for this purpose, and any such issuances may be at a discount (possibly a substantial discount) from the market price of the shares prior to the issuance.  Accordingly, the ownership interest of existing stockholders in Symbollon could be substantially diluted.  We also intend to seek funding through potential corporate partnerships, licensing arrangements, and/or merger/acquisition transactions.  We currently have no commitments for any funding, and we cannot guarantee that we will be able to secure additional funds or enter into partnerships, arrangement or other transactions on reasonable terms, or at all. Unless otherwise required by applicable law or regulation, the authorized but unissued and unreserved shares of Symbollon’s stock may be issued as the Board of Directors may deem advisable without further action by our stockholders.

14

Effect of Proposed Amendment

The increase in the authorized shares of Class A Common Stock will not have an immediate effect on the rights of the existing stockholders.  However, if this proposal is not approved, Symbollon may not have the ability to issue sufficient shares to support the corporate purposes described above.

The shares of Class A Common Stock authorized by this proposal will have the same rights, preferences and privileges of our previously authorized shares of Class A Common Stock.  Current holders of our common stock do not have preemptive rights, which means that they do not have a right to purchase a proportionate share of any new issuances of Symbollon’s common stock in order to maintain their proportionate ownership of Symbollon.  Therefore, the issuance of any additional shares of common stock will have a dilutive effect on the equity and voting power of existing holders of our Class A Common Stock.  It may also adversely affect the market price of our Class A Common Stock.  The Board of Directors does not intend, in proposing to increase our authorized Class A Common Stock, to dilute any stockholder’s ownership in Symbollon without a proper purpose considered to be in the best interest of the stockholders, such as to meet our needs for additional financing and to procure necessary working capital in order to continue our operations and fund our sales and marketing of Iogen or development of other potential product opportunities for our technology.

Anti-Takeover Effects

The Board of Directors is not recommending this proposed amendment with intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts.  However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of Symbollon.  The proposed amendment is not in response to any effort on the part of any party to accumulate common stock or to acquire control of us by means of merger, tender offer, proxy contest or otherwise, or to change management.

Approval Required

The affirmative vote of the holders of a majority of the shares of Symbollon’s Class A Common Stock outstanding on the record date is required to approve this proposal to amend our Certificate of Incorporation.  As a result, abstentions and broker non-votes will have the effect of votes against the proposal.

 Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR approval of the proposed amendment to our Amended Certificate of Incorporation.

15

Audit Committee Report

Symbollon’s management is responsible for preparing Symbollon’s financial statements, and the independent registered public accounting firm, Sam Kan & Company, are responsible for performing an independent audit of Symbollon’s financial statements and expressing an opinion on the conformity of the financial statements with generally accepted accounting principles.  The Audit Committee oversees Symbollon’s financial reporting process on behalf of the Board of Directors.  In this context, the Audit Committee reports that:

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2010.

The Audit Committee has discussed with Sam Kan & Company, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with Sam Kan & Company that firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Audit Committee.

James C. Richards (Chairman)
Richard F. Maradie
Eugene Lieberstein

16

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote for the ratification of Sam Kan & Company (“Kan”) as the independent registered public accounting firm for Symbollon for 2011.  Kan served as our independent registered public accounting firm for our 2010 fiscal year.

Principal Accountant Fees and Services

The following is a summary of the fees billed to Symbollon by Kan and our former independent registered public accounting firm, Caturano and Company, P.C., for professional services rendered for the fiscal years ended December 31, 2010 and December 31, 2009:

Fee Category	Fiscal 2010 Fees	Fiscal 2009 Fees
Audit Fees	$13,000	$13,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$13,000	$13,000

Audit Fees.  Consists of fees billed for professional services rendered for the audit of Symbollon’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Symbollon’s consolidated financial statements and are not reported under “Audit Fees.”  These services included review of registration statements.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All services provided by our independent registered public accounting firm, Kan, are subject to pre-approval by our Audit Committee.  The Audit Committee has authorized the Chair of the Committee to approve services by Kan in the event there is a need for such approval prior to the next full Audit Committee meeting.  However, a full report of any such interim approvals must be given at the next Audit Committee meeting.  Before granting any approval, the Audit Committee (or the committee Chair, if applicable) must receive: (1) a detailed description of the proposed service; (2) a statement from management as to why they believe Kan is best qualified to perform the service; and (3) an estimate of the fees to be incurred.  Before granting any approval, the Audit Committee (or the committee Chair, if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on Kan’s independence.  All audit services for 2010 and 2009 were pre-approved by the Audit Committee.

17

OTHER MATTERS

The Board of Directors is not aware of any matters not set forth herein that may come before the meeting.  If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

STOCKHOLDERS PROPOSALS FOR THE 2012 PROXY STATEMENT

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission.  To be considered for inclusion in the proxy statement and form of proxy relating to the 2012 annual meeting, such proposals must be received by Symbollon no later than January 6, 2012.  Proposals should be directed to the attention of our Assistant Secretary.

STOCKHOLDERS PROPOSALS FOR PRESENTATION AT THE 2012 ANNUAL MEETING WITHOUT INCLUSION IN THE PROXY STATEMENT

Stockholders who wish to present any proposal or matter at the 2012 Annual Meeting of Stockholders (other than by the process for including stockholder proposals in the proxy statement) are required to notify our Investor Relations Department of their intent no later than March 16, 2012.  The notice should describe the proposal or matter.  This requirement does not apply to the deadline for submitting stockholder proposals for inclusion in the proxy statement (see “Stockholders Proposals for the 2012 Proxy Statement” above), nor does it apply to questions a stockholder may wish to ask at the meeting.

We retain discretion to vote proxies we receive with respect to such proposals received after March 16, 2012.  We retain discretion to vote proxies we receive with respect to such proposals received on or prior to March 16, 2012 provided (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a proxy statement to holders of at least the percentage of our outstanding shares required to approve the proposal.

ANNUAL REPORT ON FORM 10-K

We are furnishing without charge to each person whose proxy is being solicited, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including the financial statements and schedules thereto, but excluding exhibits.  Requests for additional copies of such report should be directed to Symbollon, Attention: Investor Relations.

By order of the Board of Directors,

        PAUL C. DESJOURDY
           Assistant Secretary
Dated: April 29, 2011

18

Exhibit A

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
SYMBOLLON PHARMACEUTICALS, INC.

1. The undersigned, Paul C. Desjourdy, does hereby certify that he is the duly elected and acting President and Treasurer of Symbollon Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”).

2. Section I of Article FOURTH of the Certificate of Incorporation of Symbollon Pharmaceuticals, Inc. is amended and restated in its entirety to read as follows:

“FOURTH:                         I. The aggregate number of shares which the Corporation shall have authority to issue is One Billion (1,000,000,000) shares, consisting of (i) Nine Hundred Ninety-Three Million Seven Hundred Fifty Thousand (993,750,000) shares of Class A Common Stock, par value $.001 per share ("Class A Common Stock"), (ii) One Million Two Hundred Fifty Thousand (1,250,000) shares of Class B Common Stock, par value $.001 per share ("Class B Common Stock"), and (iii) Five Million (5,000,000) shares of Preferred  Stock, par value $.001 per share ("Preferred Stock").”

3. The foregoing amendment has been duly adopted and approved by, and deemed advisable by, the Board of Directors of the Corporation, and the Board of Directors recommended that the foregoing amendment be approved by the Corporation’s stockholders.

4. At an annual meeting of the stockholders of the Corporation, a majority of the shares of outstanding capital stock of the Corporation entitled to vote thereon was voted in favor of the amendment.

5. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

6. The capital of the Corporation shall not be reduced under or by reason of the foregoing amendment.

IN WITNESS WHEREOF, Symbollon Pharmaceuticals, Inc. has caused this certificate to be signed by Paul C. Desjourdy its President and Treasurer this      day of                     , 2011.

By:
Paul C. Desjourdy President and Treasurer

19

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 10-K

(Mark One)

[ x ]   ANNUAL REPORT UNDER  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2010
OR

[   ]   TRANSITION REPORT UNDER  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE  ACT OF 1934
For the transition period from __________ to __________

Commission file number 0-22872

SYMBOLLON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	36-3463683 (I.R.S. employer identification no.)
99 West Street, Suite J Medfield, Massachusetts (Address of principal executive offices)	02052 (Zip Code)

 (508) 242-7500
(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Exchange Act:

None
(Title of class)

Securities registered under Section 12(g) of the Exchange Act:

Class A Common Stock, $.001 par value per share
(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes  No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes  No ☒

Indicate by check whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No 

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [   ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large-accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer 	Accelerated filer 
Non-accelerated filer 	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).   Yes  No ☒

As of June 30, 2010, the aggregate market value of the voting and non-voting common equity of the registrant held by non-affiliates of the issuer was approximately $724,900 based upon the closing price of such stock on that date.

As of March 31, 2011, 43,656,673 shares of Class A Common Stock of the issuer were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the registrant's definitive Proxy Statement to be delivered to stockholders in connection with the Annual Meeting of Stockholders to be held on June 22, 2011 are incorporated by reference into Part III hereof.  With the exception of the portions of such Proxy Statement expressly incorporated into this Annual Report on Form 10-K by reference, such Proxy Statement shall not be deemed filed as part of this Annual Report on Form 10-K.

Special Note Regarding Forward Looking Statements

In addition to the historical information contained herein, this Annual Report on Form 10-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements concerning plans, objectives, goals, strategies, prospects, financial needs, future performance and future costs and expenditures. Such statements may be identified or qualified, without limitation, by words such as "likely", "will", "suggests", "may", "would", "could", "should", "expects", "anticipates", "estimates", "plans", "projects", "believes", or similar expressions (and variants of such words or expressions). Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance, achievements and results may differ materially from those expressed, projected or suggested in the forward-looking statements due to certain risks and uncertainties, including, but not limited to, the risks and uncertainties described or discussed in the section "Risk Factors" in this Annual Report on Form 10-K. The forward-looking statements contained herein represent the Company's judgment as of the date of this Annual Report on Form 10-K, and we caution readers not to place undue reliance on such statements.

PART I

Item 1.  Business

General Background

We are engaged in development and commercialization of proprietary iodine-based agents and antimicrobials (collectively referred to as "applications").  We are a Delaware corporation incorporated in August 1993 and are the successor by merger to a Massachusetts corporation incorporated in May 1991, which was the successor by merger to an Illinois corporation, which was incorporated in July 1986.  Following stockholder approval at the 2001 Annual Meeting of Stockholders, we changed our name from Symbollon Corporation to our current name.

The Company's Technology

Iodine has been shown to be a rapid acting, broad-spectrum antimicrobial and an effective therapeutic for certain pharmaceutical applications.  We have developed proprietary iodine technology that we believe maximizes the “therapeutic index” of iodine.  The “therapeutic index” of a drug is the ratio of the largest safe dose to the smallest effective dose.  Our technology accomplishes this by controlling the ratio of molecular iodine (I2), to the other inactive species of iodine typically present in solution.  We believe that this will enable us to produce iodine-based applications having advantages over currently available products.

We believe that our iodine-based technology has potential use in a number of product application areas.  These applications can be grouped into women’s healthcare and infection control.

When used for infection control applications, we believe that the major strengths of our patented technology are the minimization of staining and color associated with traditional iodine products, broad spectrum of antimicrobial activity, rapidity of cidal activity, safe residues, no known resistance and no environmental disposal concerns.  The primary weaknesses of our technologies are the inconvenience and cost of a multi-part delivery system and the potential for staining and corrosivity.

Concerning women’s healthcare, we believe that a relationship exists between iodine deficiency and the increased incidence of certain female health problems.  These include some types of premenopausal breast cancer, fibrocystic breast disease (“FBD”) and endometriosis.  We believe that the underlying causation of these problems relates to the monthly ovarian cycle and the proper functioning of the gonadotropic hormones.

Product Development

Since 2000, we have concentrated our product development efforts on the proposed product application for the treatment of fibrocystic breast disease.  We spent none and $29,955 on research and development during the years ended December 31, 2010 and 2009, respectively.  In March 2008, we discontinued clinical development of the proposed product, Iogen, and decided to commercialize Iogen as a dietary supplement to promote breast health.  We launched commercial sale of Iogen in November 2008 through our web site www.BuyIogen.com.  Since we did not have adequate cash reserves to market the product, we discontinued direct sales efforts and entered into a distributor agreement with Integra Labs to market and distribute Iogen.  The distributor failed to commercialize Iogen, and we terminated the distributor agreement in January 2010.  We are now selling Iogen through our web site and certain retail outlets, and we are currently seeking to broaden product sales through third party distributors.

Given our limited financial resources, the uncertainty of the development effort and the necessity for regulatory approval, there can be no assurance of ultimate success with respect to any product development program or that resulting products, if any, will be commercially successful.  Additionally, our limited resources will require substantial support for new business initiatives from corporate partners who would ultimately introduce the products into the marketplace.

Recent material developments in our ongoing programs are described below.

Iogen

We have developed an oral dosage form of our technology which generates molecular iodine in situ in the stomach of the patient.  We refer to this tablet as Iogen™.  Based on the available scientific literature, we believe that Iogen may be safe and effective in the prevention and treatment of certain female health problems, including some types of premenopausal breast cancer, FBD and endometriosis.  We have clinical data on over 2,000 women suffering from FBD who were treatment with our molecular iodine formulations.  FBD is a benign breast condition characterized by lumpiness, breast pain and tenderness (mastalgia).  FBD affects approximately thirty-five percent of the women of childbearing age, which represents in the United States about 24 million women.  It has been estimated that moderate to severe mastalgia occurs in approximately 11% of the women of childbearing age, or about 7.5 million women.

We initially began to pursue the clinical development of Iogen as a drug for the treatment of moderate to severe cyclic pain and fibrosis associated with FBD.  We successfully completed phase II studies of Iogen for the indication; however, in March 2008, we completed a Phase III clinical trial for the indication in which the results of the study did not achieve statistically significance.  While we have not definitely determined why the Phase III study was not successfully completed, part of the reason was probably due to our limited resources which negatively impacted our enrollment and ultimately, our ability to achieve statistically significance.

Based on the results of the Phase III Iogen study and our limited resources at the time, we determined that the best path to commercialization of Iogen was to launch the product as a dietary supplement.  We are marketing Iogen through our web site, www.BuyIogen.com and certain limited retail outlets.  We plan to pursue broader distribution channels for Iogen as we progress, including additional retail outlets and international markets.

Other Potential Applications

We believe that our technology has potential applications in the development of a variety of human healthcare and other products such as dermatology, topical anti-infectives, oral care and hygiene products, wound care applications, and as a preventive for urinary tract infection.  Given our limited resources, although certain preliminary research, development and regulatory activities may be undertaken by us in some of these potential product areas, our ability to fund the development and commercialization of such applications will depend in large part on entering into product development and commercialization agreements with corporate partners.  During 2011, we intend to pursue clinical development of certain of these applications as resources allow.

Manufacturing and Supplies

The development and manufacture of our products are subject to good laboratory practices (“GLP”), current good manufacturing practices (“cGMP”) and the manufacturing standards applicable to dietary supplements as prescribed by the FDA and to other standards prescribed by the appropriate regulatory agency in the country of use.  We do not have in-house manufacturing capacity.  See “Description of Property.”  Iogen is manufactured by a third party contract manufacturer qualified to manufacture dietary supplements.

We do not presently have FDA certified facilities capable of producing quantities of human products required for clinical trials or commercial production.  We will need to rely on collaborators, licensees or contract manufacturers to produce such materials.  There can be no assurance that we will be able to obtain an adequate supply of our product from a third party manufacturer, or that if such a supply can be obtained, that it will comply with GLP and cGMP, as applicable.

We believe that there are adequate sources of the raw materials required for commercial production and testing purposes.  We have been and expect to continue to be able to obtain all materials needed for these purposes without any significant interruption or sudden price increase, although there can be no assurance thereof.

Marketing and Distribution

We are currently marketing Iogen through our web site, www.BuyIogen.com and certain limited retail outlets.  We are seeking to expand our marketing and distribution of Iogen through others having pre-established marketing and distribution networks pursuant to contractual arrangements such as joint venture, licensing, distribution or similar collaborative agreements.

If we are able to develop any other products, we intend to market and distribute our potential products through others having pre-established marketing and distribution networks pursuant to contractual arrangements such as joint venture, licensing, distribution or similar collaborative agreements.  The principal markets for the potential pharmaceutical and healthcare products include hospitals, medical offices, dental offices, dialysis centers, outpatient clinics and nursing homes.  The principal markets for the potential over-the-counter products include the internet, medical offices, dental offices and retail stores.

Government Regulation

Our research and development activities and the production and marketing of our current and proposed products are subject to regulation by numerous governmental authorities in the United States and comparable state agencies.  Foreign governments also regulate the development, production and marketing of products in their countries.  The development, manufacturing and marketing of human products are subject to regulation in the United States for safety and efficacy by the FDA in accordance with the Federal Food, Drug and Cosmetic Act.  There can be no assurances that regulatory approvals or clearances will be obtained for any applications of our technology once developed, that if granted they will not be withdrawn or that other regulatory action might not have an adverse impact on the ability to market our proposed products.

In the United States, human pharmaceuticals, and to lesser extent dietary supplements, are subject to rigorous FDA regulation including preclinical and clinical testing.  The process of completing clinical trials and obtaining FDA approvals for a new drug is likely to take a number of years, requires the expenditure of substantial resources and is often subject to unanticipated delays.  There can be no assurance that any proposed product will receive such approval on a timely basis, if at all.

The steps required before new pharmaceutical products for use in humans may be marketed in the United States include (i) preclinical trials, (ii) submission to the FDA of an Investigational New Drug (“IND”) application, which must be approved before human clinical trials commence, (iii) adequate and well-controlled human clinical trials to establish the safety and efficacy of the product, (iv) submission of a New Drug Application (“NDA”) for a new drug to the FDA and (v) FDA approval of the NDA prior to any commercial sale or shipment of the product.

Preclinical tests include laboratory evaluation of product formulation, as well as animal studies (if an appropriate animal model is available) to assess the potential safety and efficacy of the product.  Formulations must be manufactured according to cGMP and preclinical safety tests must be conducted by laboratories that comply with FDA regulations regarding GLP.  The results of the preclinical tests are submitted to the FDA as part of an IND application and are reviewed by the FDA prior to the commencement of human clinical trials.  There can be no assurance that submission of an IND application will result in FDA authorization to commence clinical trials.  Clinical trials involve the administration of the investigational new drug to healthy volunteers and to patients under the supervision of a qualified principal investigator.

Clinical trials are typically conducted in three sequential phases, although the phases may overlap.  In Phase I, the investigational new drug usually is administered to healthy human subjects and is tested for safety, dosage, tolerance, absorption, distribution, metabolism, excretion and pharmacokinetics.  Phase II involves studies in a limited patient population to (i) determine the efficacy of the investigational new drug for specific indications, (ii) determine dosage tolerance and optimal dosage and (iii) identify possible adverse effects and safety risks.  When an investigational new drug is found to be effective and to have an acceptable safety profile in Phase II evaluation, Phase III trials are undertaken to further evaluate clinical efficacy and to further test for safety within an expanded patient population at geographically dispersed clinical study sites.  There can be no assurance that Phase I, Phase II or Phase III testing will be completed successfully within any specified time period, if at all, with respect to any of our proposed products subject to such testing.  Furthermore, we or the FDA may suspend clinical trials at any time if the participants are being exposed to an unacceptable health risk.  The FDA may deny an NDA if applicable regulatory criteria are not satisfied, require additional testing or information, or require post-marketing testing and surveillance to monitor the safety of our proposed products.

All data obtained from development programs are submitted as an NDA to the FDA and the corresponding agencies in other countries for review and approval.  FDA approval of the NDA is required before marketing may begin in the United States.  Although the FDA’s policy is to review priority applications within 180 days of their filing, in practice longer times may be required.  The FDA frequently requests that additional information be submitted, requiring significant additional review time.  Essentially, all our proposed products will be subject to demanding and time-consuming NDA or similar approval procedures in the countries where we intend to market our proposed products.  These regulations define not only the form and content of the development of safety and efficacy data regarding the proposed product, but also impose specific requirements regarding manufacture of the proposed product, quality assurance, packaging, storage, documentation and record keeping, labeling and advertising and marketing procedures.  Effective commercialization also requires inclusion of our proposed products in national, state, provincial or institutional formularies or cost reimbursement systems.

In addition to regulations enforced by the FDA, we also are subject to regulation under the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substances Control Act, the Resource Conservation and Recovery Act and other present and potential future federal, state or local regulations.  Our research and development involves the controlled use of hazardous materials and chemicals.  Although we believe that our safety procedures for handling and disposing of such materials comply with the standards prescribed by state and federal regulations, the risk of accidental contamination or injury from these materials cannot be completely eliminated.  In the event of such an accident, we could be held liable for any damages that result, and any such liability could exceed our resources.

In both domestic and foreign markets, our ability to commercialize our proposed product candidates will depend, in part, on the availability of reimbursement from third-party payers, such as government health administration authorities, private health insurers and other organizations.  Third-party payers are increasingly challenging the price and cost-effectiveness of medical products.  There can be no assurance that Symbollon-developed products will be considered cost effective.  Significant uncertainty exists as to the reimbursement status of newly-approved medical products.  Government and other third-party payers are increasingly attempting to contain medical costs by limiting both coverage and the level of reimbursement for new therapeutic products approved for marketing by the FDA and by refusing, in some cases, to provide coverage for uses of approved products for disease indications for which the FDA has not granted marketing approval.  There can be no assurance that adequate third-party insurance coverage will be available for us to establish and maintain price levels sufficient for realization of an appropriate return on our investment in developing new therapies.  If adequate coverage and reimbursement levels are not provided by government and third-party payers for uses of our proposed therapeutic products, the market acceptance of these products would be adversely affected.

There have been a number of federal and state proposals during the last few years to subject the pricing of pharmaceuticals to government control and to make other changes to the medical care system of the United States.  It is uncertain what legislative proposals will be adopted or what actions federal, state or private payers for medical goods and services may take in response to any medical reform proposals or legislation.  We cannot predict the effect medical reforms may have on our business, and no assurance can be given that any such reforms will not have a material adverse effect on us.

Patents and Proprietary Rights

We consider patent protection of our iodine technology to be critical to our business prospects.  We currently hold twelve patents in the United States relating to our technology.  In addition, we hold patents and have filed a number of patent applications relating to our technology in foreign countries.

Listing of United States Patents

Patent Number	Title	Issue Date
5,227,161	“Method to Clean and Disinfect Pathogens on the Epidermis by Applying a Composition Containing Peroxidase, Iodide Compound and Surfactant”	July 13, 1993
5,370,815	“Viscous Epidermal Cleaner and Disinfectant”	December 6, 1994
5,389,385	“Treatment of Iodine Deficiency Diseases”	February 14, 1995
5,589,198	“Treatment of Iodine Deficiency Diseases”	December 31, 1996
5,885,592	“Method & Pharmaceutical Compositions for Oral Administration of Molecular Iodine”	March 23, 1999
5,910,318	“Treatment of Iodine Deficiency Diseases”	June 8, 1999
5,955,101	“Dry Starch-Iodine Pharmaceutical Formulations”	September 21, 1999
5,962,029	“Iodine Germicides that Continuously Generate Free Molecular Iodine”	November 5, 1999
6,019,970	“Treatment of Iodine Deficiency Diseases”	February 1, 2000
Re 36,605	“Reissue of 08/963,900 Method to Clean and Disinfect Pathogens”	March 7, 2000
6,248,335	“Stabilized Oral Pharmaceutical Composition Containing Iodide and Iodate”	June 19, 2001
6,432,426	“Non-Staining Topical Iodine Composition and Method”	August 13, 2002

Much of the know-how of importance to our technology and many of our processes are dependent upon the knowledge, experience and skills, which are not patentable, of key scientific and technical personnel.  To protect our rights to and to maintain the confidentiality of trade secrets and proprietary information, we require employees, Scientific Advisory Board members, consultants and collaborators to execute confidentiality and invention assignment agreements upon commencement of a relationship with us.  These agreements prohibit the disclosure of confidential information to anyone outside us and require disclosure and assignment to us of ideas, developments, discoveries and inventions made by such employees, advisors, consultants and collaborators while engaged by us.  There can be no assurance, however, that these agreements will not be breached or that our trade secrets or proprietary information will not otherwise become known or developed independently by others.  Also, to the extent that consultants or other third parties apply technological information independently developed by them or by others to our projects, disputes may arise as to the proprietary rights to such information which may not be resolved in our favor.  We are required to pay royalties to a co-inventor on certain patents relating to our technology based on revenues received by us from sales of products falling within the scope of such patents.

Competition

Our proposed products and products incorporating our proposed products would compete with many other applications currently on the market.  In addition, we are aware of other companies engaged in research and development of other novel approaches to applications in some or all of the markets identified by us as potential fields of application for our products.  Many of our present and potential competitors have substantially greater financial and other resources and larger research and development staffs than we have.  Many of these companies also have extensive experience in testing and applying for regulatory approvals.  In addition, colleges, universities, government agencies, and public and private research organizations conduct research and are becoming more active in seeking patent protection and licensing arrangements to collect royalties for the use of technology that they have developed, some of which may be directly competitive with our applications.

There are several companies that market high potency iodine base dietary supplements.  Many, or all, of these companies have greater resources than us and these competitive products could adversely affect our ability to successful market Iogen.

Employees

As of December 31, 2010, we have 1 full time employee.  We have relationships with and from time to time engage the services of university professors and other qualified consultants to assist us in technological research and development.  Our employee is not currently represented by a labor union.  We believe that our future success is dependent to a significant degree on our being able to continue to attract and retain skilled personnel.

Executive Officers

Our executive officers are:

Name	Age	Position with the Company

Paul C. Desjourdy	49	President, Chief Executive Officer,
		Chief Financial Officer, General
		Counsel, Treasurer and Director

Jack H. Kessler, Ph.D.	60	Chaiman of the Board and Secretary

Certain biographical information regarding our executive officers of the Company is set forth below:

Paul C. Desjourdy has served as Chief Executive Officer since June 2005, as President and General Counsel since December 1999, as Chief Financial Officer since July 1996, as Treasurer from May 1994, and as a director since August 1996.  He held the titles of Chief Operating Officer from December 1999 to June 2005, Executive Vice President from July 1996 to December 1999, and Vice-President - Finance and Administration of the Company from September 1993 to June 1996.  From September 1989 to September 1993, Mr. Desjourdy, a certified public accountant,  was an attorney at the law firm of Choate Hall & Stewart.

Jack H. Kessler, Ph.D., is the founder of the Company and has served as Secretary and a director since the Company's move to Massachusetts in May 1991, and as Chairman of the Board of Directors since May 1996.  Dr. Kessler is currently a principal systems engineer for Kollsman Manufacturing Company, a diagnostic instrument design and manufacturing company, since July 2010.  Dr. Kessler held the title of Chief Executive Officer from December 1999 to June 2005, Chief Scientific Officer from May 1991 to June 2008, Executive Vice-President of the Company from May 1991 to December 1999, and from the Company’s formation in Illinois in 1986 until 1991 Dr. Kessler was the Company's sole stockholder and served as its sole officer and director.  From January 1990 until May 1991, he served as principal systems engineer for Kollsman Manufacturing Company, a diagnostic instrument design and manufacturing company.

Officers are elected annually and serve at the discretion of the Board of Directors.

Item 1A.                 Risk Factors

The following important factors, among others, could cause our performance, achievements and results to differ materially from those we express or suggest in forward-looking statements in this report or in other materials from time to time.  Stockholders and prospective investors should carefully consider these risk factors when deciding whether to invest in or hold our common stock.

RISKS ABOUT OUR BUSINESS

Our ability to continue as a “going concern” is uncertain

Our financial statements have been prepared on the assumption that we will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Report of our Independent Registered Public Accountants included herein contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a going concern.  We do not have adequate cash resources to continue our base operations in 2011.  The notes to our financial statements address management’s plans to address our ability to continue as a going concern.  We cannot assure you that our business plans will be successful in addressing these issues.  If we cannot successfully continue as a going concern, our stockholders may lose their entire investment in our common stock.  Our ability to obtain additional funding will determine our ability to continue as a going concern.  Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We lack the resources to continue our operations and need to raise funds and increase sales

At December 31, 2010, we had a working capital deficit of $433,319.  We have incurred a cumulative operating loss of $22,531,662 through December 31, 2010.  Our losses have resulted principally from costs incurred in research and development activities related to our efforts to develop Iogen and other potential product formulations, and from the associated administrative and patent costs.  We do not have enough cash to pay our currently due debts.  While we have reduced our expenditures by ceasing the product development, cutting payroll and other administrative expenses, we expect to incur additional operating losses during 2011.  In order to continue operations in 2011 we need to raise additional funding and increase sales of Iogen.  In December 2010 and February 2011 we raised $62,000 which will allow us to operate the Company for the first quarter of 2011.  If we fail to achieve profitable operations, raise additional funding to cover losses and pay existing debts, we will not be able to sustain operations and will go out of business.

Our common stock is currently traded on the OTCQB, is thinly traded, and is subject to the “penny stock rules.”  There is very little market support for our common stock.  So long as these conditions exist, future financings will continue to be difficult.  This could impact the terms and conditions upon which we are able to sell securities and raise funds.  In light of the lack of support for our common stock price, any funds raised through equity financing would likely be at below market and dilutive to our existing stockholders.  If adequate funds are not available, we would be forced to cease operations.  We cannot assure you that we will be able to raise the necessary financing on acceptable terms, or at all, or succeed in increasing sales of Iogen.  As indicated above, our independent registered public accountant’s report on our financial statements includes a “going concern” qualification.

Sales from our only product have been limited

Our only source of product revenue is Iogen, our dietary supplement for the promotion of breast health.  We launched commercial sales of Iogen in November 2008 and recorded nominal sales through June 2009.  In June 2009, we entered into a distributor agreement with Integra Labs regarding the sale and distribution of Iogen.  After Integra failed to commercialize Iogen, we terminated the distributor agreement.  We are now selling Iogen directly online and through certain limited retail outlets, and we are working to expand sales though various other distribution channels.  We do not currently have the resources to market the product, so it will be difficult to increase sales.  We are exploring relationships with distributors and other wholesale marketing networks to expand sales of Iogen.  Unless we are able to fund marketing to support sales of Iogen or enter into distribution relationships for Iogen, we will not be able to increase sales of Iogen.

We lack the resources to conduct the necessary clinical trials required prior to commercial sales of our potential drugs

Any drug candidates we develop will require significant additional research and development efforts, including extensive preclinical (animal and in vitro data) and clinical testing and regulatory approval, prior to commercial sale.  We do not have any active drug development efforts ongoing.  Our ability to conduct the necessary clinical trials for potential drugs depends on our generating the resources required to pay for this from future revenues, financings or licensing or collaboration relationships.  We may not be able to generate the necessary financial resources or enter into the necessary relationships.

We may lose control over development and commercialization of drugs after we license them

A key element of our strategy has been to fund most of our product development programs through collaborative agreements with larger pharmaceutical companies.  While we do not currently have any such collaborative relationships, we intend to continue to pursue this objective.  As part of these licensing relationships we may have to grant to the other party control over the development and commercialization process.  For example, a potential corporate partner may be responsible for:

•	conducting preclinical and clinical trials;
•	obtaining required regulatory approvals of drug candidates;
•	manufacturing any resulting products; and
•	commercializing any resulting products.

The potential corporate partner may not be obligated to develop or commercialize any drug candidates under the collaboration.  The potential corporate partner alone could control the amount and timing of resources dedicated by it to the program.  Accordingly, the potential corporate partner would control the development program.  Moreover, the potential corporate partner may view certain drug candidates developed utilizing Symbollon’s technology as competitive with its own drugs or drug candidates.  Accordingly, the potential corporate partner may develop its existing or alternative technologies in preference to the drug candidates based on our technology.  In addition, the potential corporate partner may have the right to terminate the relationship at any time.  Without the involvement of a corporate partner, our limited resources would severely hamper our ability to develop a product.

There are a number of competitive products which will impact the potential market opportunity for Iogen

We are aware of a number of products currently marketed as high potency iodine dietary supplements.  While these products are not labeled to promote breast health, some of these products are used for that purpose.  These products have significantly greater distribution networks established.  These competitive products will limit the potential market opportunity for Iogen.

We may be sued for product liability in the future and our liability insurance may not be adequate to cover the situation

We may be held liable if any product we sell, or any product which is made with the use of any of our technologies, causes injury or is found otherwise defective during product testing, manufacturing, marketing or sale.  We do not currently have product liability insurance.  Even if we are able to aquire product liability insurance in the future, we may not have insurance coverage sufficient in amount and scope against potential liabilities or the claims may be excluded from coverage under the terms of the policy.  Our liability could exceed our total assets.  Further, product liability insurance is becoming increasingly expensive. As a result, we may not be able to obtain sufficient amounts of insurance coverage, obtain additional insurance when needed, or obtain insurance at a reasonable cost, which could prevent or inhibit the commercialization of our products or technology.  Any claims against us, regardless of their merit or eventual outcome, could have a serious and adverse effect upon our business.

We have no marketing experience within our company

We are selling Iogen directly to the market through our online web site, www.BuyIogen.com, and through certain limited retail outlets.  We have no marketing experience within our company.  We need significant additional resources to market the product.  Unless we raise additional funds or form new distribution relationships, we will have difficulty increasing Iogen sales.

We depend on our executive officer for our future success; his loss could adversely affect our ability to succeed

As of December 31, 2010, we have only one employee.  Our success depends to a significant extent on the performance and continued service of our Chief Executive Officer, President and Chief Financial Officer, Mr. Paul C. Desjourdy.  The loss of the services of our executive officer would disrupt our operations and would adversely affect our efforts to commercialize new products while we worked to replace the employee.  We do maintain "key man" life insurance on our employee; however, if our employee were to die or become unable to provide services for us, our operations would be disrupted and we may not have sufficient means of recovering any resulting losses.

Because our iodine-based products may stain or corrode some surfaces, potential applications for our products may not be possible

An important aspect of our present and future product candidates is that they must be compatible with the surfaces with which they come into contact.  We have ceased efforts to develop products that clean germs from certain medical and dental instruments as a result of staining and corrosion caused by the required concentrations of iodine in the formulations.  We continue to investigate the balance between the level of efficacy and the need to avoid staining and corrosion.  For any proposed product application, staining or corrosion from a product candidate could be sufficient to limit or forestall regulatory approval or, if approved, could adversely affect market acceptance of such product.  We might not be successful in overcoming these staining and corrosion problems.

Our use of hazardous materials in our development and commercial efforts exposes us to material potential liability

Our manufacturing and development activities involve the controlled use and shipment of hazardous chemicals and other materials.  Although we believe that our safety procedures for handling, shipping and disposing of such materials comply with the standards prescribed by federal, state and local regulations, we cannot completely eliminate the risk of accidental contamination or injury from these materials.  In the event of such an accident, we could be held liable for any damages that result and any such liability could exceed our resources.  There can be no assurance that current or future environmental or transportation laws, rules, regulations or policies will not have a material adverse effect on us.

We may never receive a benefit from our net operating losses

We have not recognized any benefit from the future use of existing NOL carryforwards.  We have not recognized any such benefit because our evaluation of all the available evidence does not indicate that it is more likely than not that we will generate sufficient future taxable income to realize such benefit.  We had federal income tax NOL carryforwards of approximately $16 million at December 31, 2010.  A portion of our NOL carryforwards will expire each year to the extent they have not been used to reduce taxable income prior to such time.  Our ability to use our NOL carryforwards to reduce taxable income is dependent upon, among other things, our not experiencing an "ownership change" of more than 50 percent during any three-year testing period as defined in the Internal Revenue Code.  While we have not made the necessary determination, we likely have experienced an ownership change in the past, and, if not, could very likely experience an ownership change from future sales of our securities.  If we have, or if we do, experience an ownership change of more than 50 percent as defined in the Internal Revenue Code, it could substantially limit the availability of our NOL carryforwards.

Compliance with new requirements under Section 404 of the Sarbanes-Oxley Act of 2002 may increase our costs and has indicated a material weakness in our internal controls

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we are required to include in this annual report our assessment of the effectiveness of our internal control over financial reporting.  We have and expect to continue to incur additional expenses and diversion of management’s time as a result of performing the system and process evaluation, testing and remediation required in order to comply with the management certification and auditor attestation requirements.

We do not have a sufficient number of employees to segregate responsibilities and cannot afford to increase our staff or engage outside consultants or professionals to overcome our lack of employees.  Accordingly during our management’s year-end evaluation of controls and procedures we identified this lack of segregation of duties as a material weakness in internal control over financial reporting.

If we continue to fail to maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we could be subject to regulatory actions, civil or criminal penalties or shareholder litigation.  In addition, failure to maintain adequate internal controls could result in financial statements that do not accurately reflect our financial condition, results of operations and cash flows.  We believe that the out-of-pocket costs, the diversion of management’s attention from running our day-to-day operations and operational changes caused by the need to comply with the requirements of Section 404 could be significant.  The material weakness in the effectiveness of our internal control over financial reporting which we identified could result in an increased chance of fraud, reduce our ability to obtain financing and require additional expenditures to comply with the Section 404 requirements, each of which could negatively impact our business, profitability and financial condition.

RISKS RELATED TO OUR STOCK

"Penny Stock" rules may make buying or selling our securities difficult

Trading in our securities is subject to the SEC's "penny stock" rules and it is anticipated that trading in our securities will continue to be subject to the penny stock rules for the foreseeable future.  The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends our securities to persons other than prior customers and accredited investors must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser's written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market.  In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and current quotations for the securities they offer.  The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from recommending transactions in our securities, which could severely limit the liquidity of our securities and consequently adversely affect the market price for our securities.

Our securities have been thinly traded on the OTCQB, which may not provide liquidity for our investors

Our securities are quoted on the OTCQB.  The OTCQB is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASDAQ Stock Market or other national or regional exchanges.  Securities traded on the OTCQB are usually thinly traded, highly volatile, have fewer market makers and are not followed by analysts.  The Securities and Exchange Commission's order handling rules, which apply to NASDAQ-listed securities, do not apply to securities quoted on the OTCQB.  We are dependent on professional market makers to facilitate trading of our securities on the OTCQB .  If market makers do not register to trade our securities there, stockholders may not have a public market for the purchase and sale of our securities.  Quotes for stocks included on the OTCQB are not listed in newspapers.  Therefore, prices for securities traded solely on the OTCQB may be difficult to obtain and holders of our securities may be unable to resell their securities at or near their original acquisition price, or at any price.

We do not intend to pay dividends in the foreseeable future, therefore, you may never see a return on your investment

We do not anticipate the payment of cash dividends on our common stock in the foreseeable future. We anticipate that any profits from our operations will be devoted to our future operations. Any decision to pay dividends will depend upon our profitability at the time, cash available and other factors.  Therefore, our stockholders may never see a return on their investment.

We may sell additional shares in the future, which could cause the price of our securities to decline

We currently have 93,750,000 shares of Class A Common Stock, 1,250,000  shares of Class B Common Stock and 5,000,000 shares of preferred stock authorized.  Accordingly, we have substantial amounts of authorized but unissued capital stock.  Our Certificate of Incorporation, as amended, and applicable provisions of Delaware law provide that we may issue authorized capital stock at the approval of our Board of Directors, and no stockholder vote or other form of stockholder approval is required for us to issue such capital stock.  Consequently, we could issue shares of either class of our common stock or our preferred stock in connection with future financings or acquisitions or in conjunction with equity compensation arrangements.  The offering prices in connection with those future issuances could be less than the current sales prices of our securities.  Any future issuances of any of our securities could cause the trading price of our securities to decline.

We may sell additional shares in the future, which may cause existing stockholders  significant dilution

The sale of shares to fund future operations and continued clinical development of our proposed products, which sales will likely have to be at or below market, will have a dilutive impact on our stockholders.  As a result, our net income per share, if any, could decrease in future periods, and the market price of our common stock could decline.  In addition, the lower our stock price at the time we sell additional shares, the more shares we will have to issue.  If our stock price decreases, then our existing stockholders would experience greater dilution when we sell shares.

Item 2.  Description of Property

We sublease office space in Medfield, Massachusetts on a month-to-month basis for $900 per month.  We believe that this space is suitable and adequate for our current needs.

Item 3.  Legal Proceedings

We are not a party to any legal proceedings.

Item 4.  Submission of Matters to a Vote of Security Holders

No matters were submitted to a vote of security holders during the quarter ended December 31, 2010.

PART II

Item 5.  Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Price Range of Securities

Our Class A Common Stock trades on the OTCQB under the symbol “SYMBA.PK.”  There can be no assurance that we will continue to be traded on the OTCQB.  The following sets forth the high and low sales prices for the Class A Common Stock for each of the quarterly periods during fiscal 2010 and 2009, as reported by the OTCQB.

	Fiscal 2010		Fiscal 2009
	High	Low	High	Low

First quarter	$ 0.27	$ 0.09	$ 0.01	$ 0.01
Second quarter	0.11	0.03	0.05	0.01
Third quarter	0.04	0.02	0.07	0.01
Fourth quarter	0.03	0.01	0.17	0.03

There are no outstanding shares of our Class B Common Stock.

Approximate Number of Equity Security Holders

Based upon information supplied by our transfer agent, we believe that there were over 400 record holders of our Class A Common Stock as of March 31, 2011.  Based upon information supplied by our transfer agent, we believe that the number of beneficial holders of the Company's Class A Common Stock as of March 31, 2011 is in excess of 1,000.

Dividends

We have never paid a cash dividend on any class of our common stock and anticipate that for the foreseeable future any earnings will be retained for use in our business and, accordingly, do not anticipate the payment of cash dividends.

Recent Sales of Unregistered Securities

On June 29, 2009, we issued 10,000,000 shares to our executive officer, Mr. Desjourdy and 1,000,000 shares to certain consultants.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

On December 24, 2009, the Company sold in a private placement to accredited investors an aggregate of 1,250,000 shares of Class A common stock for net proceeds of $25,000 in cash.  On January 11, 2010, the Company sold in a private placement to accredited investors an aggregate of 3,750,000 shares of Class A common stock for net proceeds of $75,000 in cash.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

On March 31, 2010, the Company sold in a private placement to accredited investors an aggregate of 666,666 shares of Class A common stock and a like number of warrants for net proceeds of $50,000 in cash.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

On June 7, 2010, the Company issued 1,200,000 shares to certain consultants as consideration for services and for $10,000 of outstanding payables.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

On June 30, 2010, the Company sold in a private placement to accredited investors an aggregate of 1,250,000 shares of Class A common stock for net proceeds of $25,000 in cash.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

On September 16, 2010, we issued 500,000 restricted shares of Class A common stock as consideration for services to each of our non-officer directors, 2,000,000 shares in aggregate, and 500,000 shares of Class A common stock to a consultant as consideration for services provided.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

On October 8, 2010 and December 31, 2010, the Company sold in a private placement to an accredited investor an aggregate of 3,066,667 shares of Class A common stock for net proceeds of $92,000 in cash.  On February 16, 2011, the Company sold in a private placement to the same accredited investor an aggregate of 1,000,000 shares of Class A common stock for net proceeds of $30,000 in cash.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

On October 15, 2010, we issued 500,000 restricted shares of Class A common stock as consideration for services to each of our new non-officer directors, 1,500,000 shares in aggregate.  The securities were issued pursuant to the exemption afforded by Section 4(2) of the Securities Act of 1933.

Item 6.  Selected Financial Data

Not applicable.

Item 7.                        Management's Discussion and Analysis of Financial Condition and Results of Operation

The following discussion contains forward-looking statements which involve risks and uncertainties.  See “Special Note Regarding Forward Looking Statements” and “Risk Factors” above in this Annual Report on Form 10-K.

Overview

We are a specialty biotechnology company.  We have a formulation iodine-based proprietary technology that has potential product applications in the areas of infection control and women’s healthcare.  In 1995, we launched our first commercial product, IodoZyme.  It generated approximately $2.8 million in sales.  IodoZyme is no longer being sold by our marketing partner.

Since 2000, we have concentrated our product development efforts on the proposed product application for the treatment of fibrocystic breast disease.  In March 2008, we discontinued clinical development of the proposed product, Iogen, and decided to commercialize Iogen as a dietary supplement to promote breast health.  We launched commercial sale of Iogen in November 2008 through our web site www.BuyIogen.com.  Since we did not have adequate cash reserves to market the product, we entered into a distributor agreement with Integra Labs to market and distribute Iogen.  The distributor failed to commercialize Iogen, and we terminated the distributor agreement in January 2010.  We are now selling Iogen through our web site and certain limited retail outlets, and we are currently seeking to broaden product sales through third party distributors.  We do not have adequate cash reserves to continue base operations in 2011.  In order for us to continue our operations, we must raise additional resources or increase sales of Iogen.  If we cannot secure additional resources or adequately increase sales of Iogen before existing resources are exhausted, we will have to cease operations.

Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of our company as a going concern.  We had net losses of $448,179 and $692,372 and negative cash flows from operations of $228,596 and $76,530 for the years ended December 31, 2010 and 2009, respectively.  At December 31, 2010, we had an accumulated deficit of $22,531,662 and a negative working capital of $433,319.  We do not  have adequate cash resources to continue our base operations in 2011.  These factors raise substantial doubt as to our ability to continue as a going concern.

The application of the going concern concept is dependent upon the Company’s ability to receive continued financial support from the Company’s creditors, stockholders and external investors and to increase sales of Iogen, our dietary supplement marketing to promote breast health for women.  Management is actively seeking equity and debt financing from external investors, and is attempting to increase sales of Iogen.  The Company is also pursuing other strategic options, including possible sales or licenses of its technology or a sale or merger of the Company.  There can be no assurance that management's efforts will be successful.  Failure to either obtain the support of additional external investors to finance the Company’s operations, increase sales of Iogen or execute our other strategic options will cause us to cease operations in the near future.

Critical Accounting Policies and Estimates

The following is a discussion of the more significant accounting policies and methods we use.

Estimates - The financial statements are prepared in accordance with accounting principles generally accepted in the U.S., which require us to make estimates and assumptions.  On an on-going basis, we evaluate our estimates related to the useful lives of fixed and intangible assets.  Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances.  Actual results may differ from these estimates under different assumptions or conditions.

Revenue recognition - The Company recognizes revenue from its product sales and corporate partnerships in accordance with SEC Staff Accounting Bulletin No. 104, “Revenue Recognition.”  Under these guidelines, revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services rendered, the price is fixed or determinable and payment is reasonably assured.

Valuation of Compensatory Stock Option Grants - The Company recognizes all share-based awards to employees, including grants of employee stock options, in the financial statements based on their fair values.  The Company uses the Black-Scholes option-pricing model to estimate fair value of stock option grants.  The Black-Scholes option-pricing model incorporates estimates for expected volatility, expected option life, risk-free interest rates and post-vesting employment termination behavior, and these estimates will affect the calculation of the fair value of the Company's stock option grants.  The Company adopted the modified prospective recognition method beginning with the first quarter of 2006.

Long-lived assets - Long-lived assets, such as intangible assets and property and equipment are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets.  When any such impairment exists, the related assets are written down to fair value.

Results of Operations

Fiscal 2010 versus Fiscal 2009

Symbollon's net loss in fiscal 2010 was $448,179, reflecting a decrease of $244,193 or 35.3% from a net loss of $692,372 in fiscal 2009.  This decreased loss resulted primarily from decreased writeoff of certain capitalized intangible asset costs and compensation related to equity grants, partially offset by the investor relations expenses, increase insurance costs and product advertising.

Product revenues from sales of Iogen (our dietary supplement for breast health) in fiscal 2010 were $8,643, reflecting an increase of $6,061 or 234.7% from sales of $2,582 in fiscal 2009.  Iogen was launched for commercial sale in November 2008.  Cost of goods sold for Iogen in fiscal 2010 were $6,788, reflecting an increase of $5,303 or 357.1% from cost of goods for Iogen of $1,485 in fiscal 2009.  The increased revenues and cost of goods sold reflect our efforts to market Iogen more aggressively online and through retail stores.

Product revenues from licensing fees in fiscal 2010 were $14,468, compared to none in fiscal 2009.  The licensing fees in fiscal 2010 were generated from a technology licensing agreement signed in October 2010.  We received $144,668 in license fees, of which $14,468 were recognized as income in fiscal 2010.  The remaining $130,200 were classified as deferred licensing revenues at December 31, 2010 and will be recognized as income in 2011 over the remaining term of the license.

Sales and marketing expenses increased by $6,804 or 337.2% from $2,018 in fiscal 2009 to $8,822 in fiscal 2010.  The increase resulted from increased sales efforts related to the product Iogen.

Research and development expenses decreased by $29,955 or 100% from $29,935 in fiscal 2009 to none in fiscal 2010.  The decrease resulted from cessation of clinical development of Iogen.

General and administrative expenses decreased by $69,713 or 13.8% from $504,937 in fiscal 2009 to $435,224 in fiscal 2010.  The decrease resulted primarily from decreased writeoff of certain capitalized intangible asset costs and compensation related to equity grants, partially offset by the investor relations expenses, increase insurance costs and product advertising.  We anticipate that general and administrative expenses will be consistent or lower in 2011 due to financial constraints.

We recorded a loss on equity investment of $20,000 in fiscal 2010 related to its investment in BioCide Pharma, Inc.  The loss resulted from our equity percentage of BioCide’s losses for 2010 limited to our financial exposure for certain of BioCide’s debts.  We also recorded $156,189 of other expenses in fiscal 2009 related to losses on the impairment of patents.

Financial Condition, Liquidity and Capital Resources

We have funded our activities primarily through proceeds from private and public placements of equity securities.  In December 2009 and January 2010, we sold 5,000,000 shares of Class A common stock in a private placement, realizing net proceeds of approximately $100,000.  In March 2010, we sold 666,666 shares of Class A common stock and a like number of warrants in a private placement, realizing net proceeds of approximately $50,000.  In June 2010, we sold 1,250,000 shares of Class A common stock in a private placement, realizing net proceeds of approximately $25,000.  In October 2010, we sold 2,000,000 shares of Class A common stock in a private placement, realizing net proceeds of approximately $60,000.  In December 2010, we sold 1,066,067 shares of Class A common stock in a private placement, realizing net proceeds of approximately $32,000.  In February 2011, we sold 1,000,000 shares of Class A common stock in a private placement, realizing net proceeds of approximately $30,000.

We continued to incur operating losses and have incurred a cumulative loss through December 31, 2010 of $22,531,662.  We also continue to have negative cash flow from operations of $228,596 for the year ended December 31, 2010.  As of December 31, 2010, we had negative working capital of $433,319.  We do not have the necessary liquidity and capital resources to sustain planned operations in 2011.  We are actively seeking equity and debt financing from external investors, and are attempting to increase sales of Iogen. Any funding we do raise may be dilutive to existing stockholders.   We are also pursuing other strategic options, including possible sales or licenses of our technology or a sale or merger.  There can be no assurance that our efforts will be successful.  Failure to either obtain the support of additional external investors to finance the Company’s operations, increase sales of Iogen or execute our other strategic options will cause us to cease operations in the near future.

The report of our independent registered public accountants  on our financial statements for the years ended December 31, 2010 and 2009 contains an explanatory paragraph, which indicates that we have incurred recurring losses and negative cash flows from operations that raises substantial doubt about our ability to continue as a going concern.  This report is not viewed favorably by analysts or investors and may make it more difficult for us to raise additional debt or equity financing needed to continue our operations.

During 2011, we are committed to pay on a month-by-month basis $18,000 as compensation to our current executive officer and $900 for lease payments on our facilities.  We have no other material capital expenditures planned during fiscal 2011.  At December 31, 2010, we had a net operating loss carryforward for federal income tax purposes of approximately $15,916,000 expiring at various dates through 2030 (from which, however, we may never receive a benefit).

Off Balance Sheet Arrangements

None.

Item 7A.                 Quantitative and Qualitative Disclosures About Market Risks

None.

Item 8.  Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Symbollon Pharmaceuticals, Inc.

We have audited the accompanying balance sheets of Symbollon Pharmaceuticals, Inc. (hereinafter the “Company”) as of December 31, 2010 and 2009, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

We were not engaged to examine management's assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2010 and 2009, and accordingly, we do not express an opinion thereon.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and has experienced negative cash flows from operations, which raises substantial doubt about the Company's ability to continue as a going concern.  Management's plans in regard to those matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  /s/ SAM KAN & COMPANY
__________________________
Sam Kan & Company

April 15, 2011

Alameda, California

Symbollon Pharmaceuticals, Inc.

Balance Sheets

	December 31,
	2010	2009

Assets

Current assets:
Cash and cash equivalents	$28,116	$14,712
Accounts receivable	765	-
Prepaid insurance	164,335	-
Other prepaid expenses	869	1,375

Total current assets	194,085	16,087

Property and equipment, net	74	624

Other assets:
Equity Investments (Notes 2 and 10)	(20,000)	-
Intangible assets, net	3,068	4,299

Total assets	$177,227	$21,010

Symbollon Pharmaceuticals, Inc.

Balance Sheets
(Continued)

	December 31,
	2010	2009

Liabilities and Stockholders’ Deficit

Current liabilities:
Accounts payable	$107,923	$96,400
Accrued clinical development expenses	112,763	112,763
Accrued officer salary	270,000	108,000
Deferred licensing revenues	130,202	-
Other payables	6,516	38,522

Total current liabilities	627,404	355,685

Commitments (Notes 6, 7 and 9)

Stockholders’ deficit:
Common stock, Class A, par value $.001 per share, 93,750,000 shares authorized, 42,656,673 and 28,723,340 shares issued and outstanding
as of December 31, 2010 and 2009, respectively	42,657	28,723
Convertible common stock, Class B, par value $.001
per share, 1,250,000 shares authorized and unissued	-	-
Preferred stock, par value $.001 per share, 5,000,000 shares
authorized and unissued	-	-
Additional paid-in capital	22,038,828	21,720,085
Accumulated deficit	(22,531,662)	(22,083,483)

Total stockholders' deficit	(450,177)	(334,675)

Total liabilities and stockholders' deficit	$177,227	$21,010

See accompanying notes to financial statements.

Symbollon Pharmaceuticals, Inc.

Statements of Operations

	Year Ended December 31,
	2010	2009

Revenue	$23,111	$2,582
Cost of goods sold	6,788	1,485

Gross profit	16,323	1,097

Operating expenses:
Research and development	-	29,955
Sales and marketing	8,822	2,018
General and administrative	435,224	504,937

Total operating expenses	444,046	536,910

Loss from operations	(427,723)	(535,813)

Interest and other income (expense)
Interest income	-	86
Loss on equity investment	(20,000)	-
Other income (expense)	-	(156,189)

Total interest and other income (expense)	(20,000)	(156,103)

Loss before income taxes	(447,723)	(691,916)

Provision for income taxes	456	456

Net loss	$(448,179)	$(692,372)

Net loss per share of common stock:
Basic	$(0.01)	$(0.03)

Weighted average shares outstanding	35,668,550	22,106,217

See accompanying notes to financial statements.

Symbollon Pharmaceuticals, Inc.

Statement of Changes in Stockholders’ Equity (Deficit)

	Common Stock
	$.001 Par Value		Additional
	Class A		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Beginning Balance on December 31, 2008	16,473,340	$16,473	$21,526,658	$(21,391,111)	$152,020
Issuance of shares – Executive stock grant	10,000,000	10,000	90,000	-	100,000
Issuance of shares – Consultants	1,000,000	1,000	9,000	-	10,000
Issuance of shares – Private placement	1,250,000	1,250	23,750		25,000
Stock based compensation	-	-	70,677	-	70,677
Net loss, year ended December 31, 2009	-	-	-	(692,372)	(692,372)

Ending Balance on December 31, 2009	28,723,340	28,723	$21,720,085	$(22,083,483)	$(334,675)

Issuance of shares – Board stock grant	3,500,000	3,500	-	-	3,500
Issuance of shares – Consultants	1,700,000	1,700	39,500	-	41,200
Issuance of shares – Private placement	8,733,333	8,734	233,267	-	242,001
Stock based compensation	-	-	45,976	-	45,976
Net loss, year ended December 31, 2010	-	-	-	(448,179)	(448,179)

Ending Balance on December 31, 2010	42,656,673	$42,657	$22,038,828	$(22,531,662)	$(450,177)

See accompanying notes to financial statements.

Symbollon Pharmaceuticals, Inc.

Statements of Cash Flows

	Year Ended December 31,
	2010	2009
Cash flows from operating activities:

Net loss	$(448,179)	$(692,372)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	1,433	24,583
Stock-based compensation expense	45,976	128,416
Issuance of securities for services rendered	44,701	52,261
Loss on equity investments	20,000	-
Loss on impairment of patents and trademarks	347	178,337
Loss of rental deposit	-	2,364
Changes in operating assets and liabilities:
Inventory	-	30,085
Accounts receivable	(765)	-
Prepaid expenses	(163,829)	19,888
Accounts payable and other current liabilities	271,719	179,908
Net cash used in operating activities	(228,596)	(76,530)

Cash flows from financing activities:

Proceeds from issuance of common stock and warrants	242,000	25,000
Net cash provided by financing activities	242,000	25,000

Net change in cash	13,404	(51,530)

Cash and cash equivalents at beginning of period	14,712	66,242

Cash and cash equivalents at end of period	$28,116	$14,712
Supplemental disclosure of non-cash investing and financing activities: Issuance of securities for services rendered	$-	$-
Supplemental disclosure of cash flow information:	$-	$-
Cash paid for taxes	$-	$-

See accompanying notes to financial statements.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

1. Description of Business and Basis of Presentation
Symbollon Pharmaceuticals, Inc. (formerly Symbollon Corporation) was formed to develop and commercialize proprietary iodine-based products for infection control and treatment in biomedical and bioagricultural industries.

The success of future operations is subject to a number of risks similar to those of other companies in the same stage of development.  Principal among these risks are the Company’s cumulative operating losses, no assurance of profitable future operations, early state of market development, competition from substitute products or larger companies, dependence on key personnel and the uncertainty of additional future financing as needed.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the company as a going concern.  The Company had net losses of $448,179 and $692,372 and negative cash flows from operations of $228,596 and $76,530 for the years ended December 31, 2010 and 2009, respectively.  At December 31, 2010, the Company had an accumulated deficit of $22,531,662 and negative working capital of $433,319.  The Company does not have adequate cash resources to continue our base operations.  These factors raise substantial doubt about the company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern and, therefore, be required to realize the Company’s assets and discharge our liabilities in other than the normal course of operations.

The ability of the Company to continue as a going concern is dependent upon the Company’s ability to receive continued financial support from the Company’s creditors, stockholders and external investors and to increase sales of Iogen, the Company’s dietary supplement marketed to promote breast health for women.  Management is actively seeking equity and debt financing from external investors, and is attempting to increase sales of Iogen.  The Company is also pursuing other strategic options, including possible sales or licenses of its technology or a sale or merger of the Company.  In December 2008, the Company transferred certain intellectual property in exchange for an equity stake in BioCide Pharma, Inc., a start-up company, and the assumption of approximately $18,000 in debt (see footnote 10 below).  In 2010, the Company raised $242,000 in private placements of 8,733,333 shares of common stock and warrants to purchase 666,666 shares of common stock.  Failure to either obtain the support of additional external investors to finance the Company’s operations, increase sales of Iogen or execute the Company’s other strategic options will cause us to cease operations in the near future.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents	Cash and cash equivalents include short-term, highly liquid investments with maturities of less than three months when acquired.
Concentration of Credit Risks
In 2008, the Company launched Iogen as a dietary supplement for the promotion of female breast health.  Currently, the Company is selling Iogen through its website, www.BuyIogen.com, and retail outlets.  Online purchases of Iogen are made through credit card transactions, and certain retailers are granted credit terms or sell on consignment.  The Company had accounts receivable outstanding of $765 and none as of December 31, 2010 or 2009, respectively.

Long-Lived Assets
Long-lived assets, such as intangible assets and property and equipment are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets.  When any such impairment exists, the related assets are written down to fair value.  In 2010 and 2009, the Company performed an evaluation based on changes in events and circumstances related to the Company’s ability to generate sufficient projected future cash flows to cover the capitalized costs of certain patents.  Based on the evaluation, the Company wrote off $347 and $178,337, respectively, of impaired trademark and patent costs.  The Company does not believe that any of its other long-lived assets are impaired at December 31, 2010 or 2009.

Depreciation and Amortization	Equipment is stated at cost and is depreciated over its estimated useful life (ranging from 5-7 years) using the straight-line method.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

2. Summary of Significant Accounting Policies (Continued)
Intangible Assets
Intangible assets subject to amortization consist of patents that have estimated useful lives ranging from 9-17 years and a weighted average remaining useful life of 4.2 years.  Costs related to patent applications are capitalized as incurred and are amortized once the patent application is accepted or are expensed if the application is rejected or there are other circumstances that indicate that the asset is impaired (as described above).

Income Taxes
The Company follows the liability method of accounting for income taxes.  Under this method, deferred tax liabilities and assets are recognized for the expected future tax consequences of temporary differences between the carrying amount and the tax basis of assets and liabilities.  The Company records a valuation allowance against deferred tax assets unless it is more likely than not that such asset will be realized in future periods.

Fair value of Financial Instruments	The carrying amounts of cash and cash equivalents, other current assets and accounts payable approximate fair value based on their short-term maturities.
Equity Investment
On December 8, 2008, the Company acquired 625,000 shares of common stock in BioCide Pharma, Inc., a start-up venture, in exchange for a transfer of certain patent rights and assumption of liabilities.  The Company accounts for this investment using the equity method according to ASC 323, “Investment—Equity Method and Joint Ventures.”  During the year ended December 31, 2010, the Company recorded a $20,000 loss on this investment.  At December 31, 2010 and 2009, the Company’s investment had value of $(20,000) and none, respectively.

Revenue Recognition
The Company recognizes revenue from its product sales and licensing arrangements in accordance with SEC guidelines.  Under these guidelines, revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services rendered, the price is fixed or determinable and payment is reasonably assured.  Licensing revenues are recognized over the term of licensing period.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

2. Summary of Significant Accounting Policies (Continued)
Deferred Licensing Revenues
On October 8, 2010, the Company entered into a Technology License Agreement with Organic Business Alliances, LLC and KSIA, LLC.  Pursuant to the agreement, the Company granted a non-exclusive license to KSIA to develop products based on its technology.  To the extent any products are developed under the license, Symbollon has a right to manufacture and sell such products to KSIA for resale.  Symbollon also granted KSIA a non-exclusive license to purchase Iogen for 50% off the suggested retail price for resale.  Pursuant to the agreement, OBA agreed to fund key-man life insurance cost for the officers and directors of Symbollon up to $3,750,000.  Under the agreement, Symbollon received $144,668 in licensing payments which was used to purchase key-man life insurance.  The Company recognized $14,467 of licensing revenue for the year ended December 31, 2010 and a like amount of key-man insurance premium expenses.  At December 31, 2010, the remaining $130,202 was recorded as deferred licensing revenue and will be recognized as revenue in 2011 over the remaining license period.

Advertising Costs	Advertising costs are charged to operations when incurred. In the years ended December 31, 2010 and 2009 the Company incurred $7,361 and $1,868, respectively, in advertising costs.
Research and Development	Research and development costs are expensed as incurred.
Stock-Based Compensation	The Company accounts for share-based compensation based on the option’s fair value and the vesting period of the award.
Loss Per Share
Basic earnings per share excludes the effect of any dilutive options, warrants or convertible securities and is computed by dividing the net earnings available to common shareholders by the weighted average number of common shares outstanding for the period.  Diluted earnings per share is computed by dividing the net earnings available to common shareholders by the sum of the weighted average number of common shares and common share equivalents computed using the average market price for the period under the treasury stock method.

Adoption of Warrant Accounting
In June 2008, FASB issued guidance (now ASC 718, “Stock Compensation”) for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock. This guidance applies to any freestanding financial instrument or embedded feature that has all the characteristics of a derivative. This guidance is effective for fiscal years beginning after December 15, 2008.  We have concluded that adoption of this guidance on January 1, 2009 did not have a material impact on the Company’s financial statements.

Recent Accounting Pronouncements
In April 2009, the FASB issued an update to ASC 820, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”, which provides guidance on determining fair value when there is no active market or where the price inputs being used represent distressed sales.  This update to ASC 820 was effective for interim and annual periods ending after June 15, 2009 and was adopted by the Company in the second quarter of 2009.  The adoption did not have a material impact on the Company’s financial statements.

In May 2009, the FASB issued ASC 855, “Subsequent Events”.  ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  ASC 855, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, was effective for interim or annual periods ending after June 15, 2009.  The Company adopted this standard as of June 30, 2009; however, the adoption of ASC 855 had no impact to the Company’s financial statements.
In June 2009, the FASB issued ASU 2009-17, Consolidation (ASC 810) “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which eliminates the quantitative approach previously required for determining the primary beneficiary of a variable interest entity and requires ongoing qualitative reassessments of whether an enterprise is the primary beneficiary of a variable interest entity.  This new standard also requires additional disclosures about an enterprise’s involvement in variable interest entities. The Company adopted this pronouncement on January 1, 2010 but there was no significant impact on its financial statements.

In June 2009, the FASB issued ASC 105, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”.  ASC 105 establishes the FASB Accounting Standards Codification (“Codification”), as the single source of authoritative accounting and reporting standards in the United States for all non-government entities, with the exception of the Securities and Exchange Commission and its staff.  It does not include any new guidance or interpretations of US GAAP, but merely eliminates the existing hierarchy and codifies the previously issued standards and pronouncements into specific topic areas.  The Codification was adopted on July 1, 2009 for the Company’s financial statements for the year ended December 31, 2009.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

Recent Accounting Pronouncements (continued)
In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurements and Disclosures (ASC 820): Improving Disclosures about Fair Value Measurements.”  This update will require (1) an entity to disclose separately the amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and to describe the reasons for the transfers; and (2) information about purchases, sales, issuances and settlements to be presented separately (i.e. present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs).  This guidance clarifies existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value and require disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs.  The new disclosures and clarifications of existing disclosure are effective for fiscal years beginning after December 15, 2009, except for the disclosure requirements for related to the purchases, sales, issuances and settlements in the roll forward activity of Level 3 fair value measurements.  Those disclosure requirements are effective for fiscal years ending after December 31, 2010.  The Company is still assessing the impact on this guidance and does not believe the adoption of this guidance will have a material impact to its financial statements.  Management does not believe that other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants or the SEC have a material impact on the Company’s present or future financial statements.

In February 2010, the FASB issued guidance to remove the requirement for an entity that files financial statements with the SEC to disclose a date through which subsequent events have been evaluated.  The adoption of this guidance during our current fiscal quarter did not have any impact on our financial statements.

3. Equipment	Equipment is stated at cost and consist of the following:

December 31,	2010	2009

Equipment	$ 30,710	$ 30,710

	30,710	30,710

Less accumulated depreciation	30,636	30,086

Equipment, net	$ 74	$ 624

Depreciation expense for the years ended December 31, 2010 and 2009 totaled $550 and $1,003, respectively.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

4. Patent and Trademark Costs	Patent and trademark costs consist of the following:

December 31,	2010	2009

Patent costs	$ 10,872	$ 10,872
Trademark costs	-	2,444
	10,872	13,316
Less accumulated amortization	7,804	9,017
Patent and trademark cost, net	$ 3,068	$ 4,299

Amortization expense related to these assets is estimated to be approximately $725 per year in fiscal years 2011 through 2016.  Amortization expense for the years ended December 31, 2010 and 2009 totaled $884 and $23,580, respectively.

5. Stockholders’ Equity
Capital Stock
The Company has authorized 93,750,000 shares of Class A common stock, 1,250,000 shares of Class B common stock and 5,000,000 shares of preferred stock.  The Class A and Class B common stock are substantially identical except that holders of Class A common stock have the right to cast one vote for each share held and the Class B shareholders have the right to cast five votes for each share held.  As of December 31, 2010 and 2009, there were no shares of Class B common stock issued and outstanding.  The preferred stock may be issued in series, and shares of each series will have such rights and preferences as are fixed by the Company’s Board of Directors.  As of December 31, 2010 and 2009, there were no shares of preferred stock issued and outstanding.

Issuance of Common Stock and Common Stock Purchase Warrants
The Company has recognized $44,701 and $52,261 of expense related to certain of the shares and warrants issued for services for the years ended December 31, 2010 and 2009, respectively, in the accompanying statements of operations.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

5. Stockholders’ Equity (Continued)
Issuance of Common Stock and Common Stock Purchase Warrants (Continued)
On June 29, 2009, the Company issued 10,000,000 shares to its executive officer, Mr. Desjourdy and 1,000,000 shares to certain consultants.  The Company recorded $110,000 of stock-based compensation for the year ended December 31, 2009 as general and administrative expenses.

On December 24, 2009, the Company sold in a private placement to accredited investors an aggregate of 1,250,000 shares of Class A common stock for net proceeds of $25,000 in cash.  On January 11, 2010, the Company sold in a private placement to accredited investors an aggregate of 3,750,000 shares of Class A common stock for net proceeds of $75,000 in cash.  On March 31, 2010, the Company sold in a private placement to accredited investors an aggregate of 666,666 shares of Class A common stock, and warrants to purchase a like number of additional shares, for net proceeds of $50,000 in cash.  On June 30, 2010, the Company sold in a private placement to accredited investors an aggregate of 1,250,000 shares of Class A common stock for net proceeds of $25,000 in cash.  On October 8, 2010 and December 31, 2010, the Company sold in a private placement to an accredited investor an aggregate of 3,066,667 shares of Class A common stock for net proceeds of $92,000 in cash.

On June 7, 2010 and September 16, 2010, the Company issued 1,700,000 shares of Class A common stock to certain consultants for $41,200 of services rendered.  The Company recorded these consulting costs for the year ended December 31, 2010 as general and administrative expenses.

On September 16, 2010 and October 15, 2010, the Company issued 3,500,000 to its non-officer directors.  The Company recorded $12,502 of stock-based compensation for the year ended December 31, 2010 as general and administrative expenses.

At December 31, 2009, warrants to purchase 7,960,398 shares of common stock are outstanding.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

6. Stock Plans
The Company has adopted two stock plans:  a stock option plan and a nonemployee directors’ stock option plan.

The stock option plan provides for the grant of incentive stock options, nonqualified stock options and stock appreciation rights.  The stock option plan expired on August 4, 2008 with options to purchase 1,225,000 shares outstanding at December 31, 2009.  No future grants may be made under this plan.

On May 24, 2006 the Company adopted a 2006 nonemployee directors’ stock option plan that provides for the grant of nonstatutory stock options automatically on January 1 of each calendar year commencing on January 1, 2007.  The Company has reserved 500,000 shares for issuance under the plan.  Each outside director shall be granted an option to purchase 10,000 shares of Class A common stock at fair market value, vesting 50% on each of the first two anniversaries of the grant.  The nonemployee directors’ stock option plan expires on the first business day of 2017.  Under the plan 360,000 shares are available for future grant.

Through December 31, 2008 the Company issued stock options to its employees and outside directors pursuant to stockholder-approved stock option plans.  On October 1, 2009 the Company issued stock options to its outside directors outside of a stockholder-approved stock option plan.  Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant.  Employee option awards generally vest over three years from the date of grant, and outside directors option awards generally vest over two years from the date of grant.  All option awards generally have 10-year contractual terms.  The Company attributes stock-based compensation cost to operations using the straight-line method over the applicable vesting period.

The Company recorded $45,676 and $128,416 of stock-based compensation for the years ended December 31, 2010 and 2009, respectively, in general and administrative expenses.  As of December 31, 2010 the unrecognized stock-based compensation cost related to non-vested stock awards was $101,317.  This amount will be recognized in operations over a weighted average period of 18 months.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

6. Stock Plans (Continued)	The following table summarizes the Company’s stock option information as of, and for the year ended December 31, 2010:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (1)

Outstanding at December 31, 2009	3,377,500	$ 0.93
Options granted	40,000	$ 0.15
Options expired	(1,007,500)	$ 0.90
Outstanding at December 31, 2010	2,410,000	$ 0.15	8.3	$400,000
Exercisable at December 31, 2010	1,350,000	$ 0.24	7.9	$200,000
(1) The intrinsic value of a stock option is the amount by which the current market value of the underlying stock exceeds the option exercise price.

For the years ended December 31, 2010 and 2009, the Company granted options for 40,000 and 2,040,000 shares exercisable between $0.01 and $0.15 per share.  The weighted-average grant date fair value of stock options granted during the years ended December 31, 2010 and 2009 was $0.15 and $0.03 per share, respectively.  No stock options were exercised during the years ended December 31, 2010 or 2009.

The fair value of each option granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

	Year Ended December 31,
	2010	2009

Weighted-average expected stock-price volatility	143%	143-145%

Weighted-average expected option life	6 years	6 years

Average risk-free interest rate	2.65%	1.72-2.20%

Average dividend yield	0.0%	0.0%

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

6. Stock Plans (Continued)
The dividend yield of zero is based on the fact that the Company has never paid cash dividends and has no present intention to pay cash dividends.  Expected volatility is based on the historical volatility of the Company’s common stock over the period commensurate with the expected life of the options.  The risk-free interest rate is the U.S. Treasury Strips rate on the date of grant.  The expected life was calculated using the 0.0% simplified method as the Company’s historical experience does not provide a reasonable basis for the expected term of the option.  Based on the recent history and current expectations, the Company has not adjusted the calculated value of the options for the year ended December 31, 2010 to reflect a forfeiture rate.

All options outstanding at December 31, 2010 are expected to vest and are categorized by the following ranges in the table below:

Share Price Range	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (years)	Number of Shares
$0.01 to $1.00	$0.09	8.5	2,320,000
$1.00 to $1.93	$1.67	2.9	90,000
			2,410,000

All options exercisable at December 31, 2010 are categorized by the following ranges in the table below:

Share Price Range	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (years)	Number of Shares
$0.01 to $1.00	$0.14	8.3	1,260,000
$1.00 to $1.93	$1.67	2.9	90,000
			1,350,000

The weighted-average fair value of options granted during the years ended December 31, 2010 and 2009 was $0.15 and $0.03 per share, respectively.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

7. Loss Per Share
The Company’s basic and diluted net loss per share of common stock for the years ended December 31, 2010 and 2009 is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

The following table summarizes securities that were outstanding as of December 31, 2010 and 2009 but not included in the calculation of diluted net loss per share because such shares are antidilutive:

December 31,	2010	2009

Stock options	2,410,000	3,377,500
Stock warrants	7,960,398	7,293,732

8. Income Taxes
The following table summarizes the significant differences between the benefit that would be recognized under the United States federal statutory tax rate and the Company’s effective tax rate for financial statement purposes:

December 31,	2010	2009

United States federal statutory tax rate	34%	34%
State taxes, net of United States
federal tax benefit	6%	6%

Valuation allowance provided against net
operating loss carry forwards and tax credits	(40%)	(40%)

Effective tax rate	- %	- %

Deferred income taxes reflect the impact of “temporary differences” between the amount of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.  Deferred tax assets are comprised of the following:

December 31,	2010	2009

Tax credit carryforwards	$ 607,000	$ 653,000
Net operating loss carryforwards	6,367,000	6,830,000

Gross deferred tax asset	6,974,000	7,483,000

Deferred tax assets valuation
allowance	(6,974,000)	(7,483,000)

Net deferred tax assets	$ -	$ -

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

8. Income Taxes (Continued)
As of December 31, 2010 and 2009, the deferred tax assets have been fully offset by valuation allowances, since the realization of such amounts is uncertain.  The change in the valuation allowance during 2010 and 2009 was $509,000 and $470,000, respectively.

As of December 31, 2010, the Company has net operating loss carryforwards totaling approximately $15,916,000.  The amount of the net operating loss carryforwards which may be utilized in any future period may be subject to certain limitations, based upon changes in the ownership of the Company’s common stock.

The following is a breakdown of the net operating loss expiration period:

Amount of
Expiration Date	Remaining NOL
2011	$ 921,000
2018	897,000
2019	739,000
2020	476,000
2021	1,387,000
2022	612,000
2023	638,000
2024	2,061,000
2025	953,000
2026	2,319,000
2027	3,330,000
2028	840,000
2029	359,000
2030	384,000
$ 15,916,000

In addition, the Company has available tax credit carryforwards (adjusted to reflect provisions of the Tax Reform Act of 1986) of approximately $607,000, which are available to offset future taxable income and income tax liabilities, when earned or incurred.  These amounts expire in various years through 2030.  The amount of the tax credit carryforwards which may be utilized in any future period may be subject to certain limitations, based upon changes in the ownership of the Company’s common stock.

The Company files income tax returns in the U.S. federal jurisdiction and in several state jurisdictions. For U.S. federal and state tax purposes, the tax years 2007 through 2010 remain open to examination.  In addition, the amount of the Company’s federal and state net operating loss carryforwards may be subject to examination and adjustment.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

9. Commitments
Facilities Lease	The Company leases its facilities on a month-to-month basis. Rent expense for the years ended December 31, 2010 and 2009 was approximately $10,800 and $35,700, respectively.
Employment Agreements
 The Company’s principal officer, Mr. Desjourdy, is employed by the Company in his current positions at $18,000 per month on a month-to-month basis.  For the years ended December 31, 2010 and 2009, the aggregate amount paid to the Company’s principal officers was $216,000 and $226,000, respectively.

Accrued Officer Salary as of December 31, 2009
Beginning balance	$ -
Management salaries	226,000
Amount paid	(118,000)
Ending balance	$ 108,000

Accrued Officer Salary as of December 31, 2010
Beginning balance	$ 108,000
Management salaries	216,000
Amount paid	(54,000)
Ending balance	$ 270,000

Consulting Agreements
The Company has entered into various scientific advisory and consulting agreements to support its development activities.  These agreements generally expire over several future years.  Amounts charged to operations in connection with these agreements for the years ended December 31, 2010 and 2009 amounted to approximately $53,000 and $53,000, respectively.

Finder’s Fees
The Company has entered into agreements to pay finders’ fees for agreements entered into with certain companies for investment or revenue purposes.  The finders’ fees are based on a percentage of the investment or revenue.  No amounts were paid or accrued pursuant to any of these agreements during 2010 or 2009.

10. Related Party Transactions
A member of the Board of Directors provides legal services to the Company.  Amounts paid for legal services rendered by the director, either individually or through his firm, totaled $6,734 and $9,638 for the years ended December 31, 2010 and 2009, respectively.

Symbollon Pharmaceuticals, Inc.

Notes to Financial Statements

10. Related Party Transactions (Continued)
A member of the Board of Directors provides investor and public relations services to the Company.  Amounts paid for investor and public services rendered by the director, either individually or through her firm, totaled $22,684 and $10,000 for the years ended December 31, 2010 and 2009, respectively.

The Company exchanges office space for services with a company owned by a relative of one of the Company’s officers and directors.  The officer and director is also a director in the other company.  The estimated annual value for 2010 and 2009 of the relationship is none and $6,400, respectively.

On December 8, 2008 the Company signed a sale/license agreement with BioCide Pharma, Inc. covering upper respiratory tract products based on the Company’s proprietary iodine-based technology.  Under the agreement, the Company transferred ownership of its patent application covering use of its technology in the upper respiratory tract and granted an exclusive license to its other iodine-based technology for use in the field.  As partial consideration under the agreement, the Company received 625,000 shares of common stock in BioCide which represents 50% ownership of the company.

Additionally, BioCide agreed to assume all of the Company’s outstanding patent fees and expenses (approximately $18,000) related to the patent application.  Under the agreement, BioCide was required to raise an aggregate of $1,250,000 in third party funding by the end of 2010.  BioCide has not to date raised any funding, and the Company now has the right to receive the technology sold/licensed back from Biocide.  So long as the Company retains at least a 10% ownership position in BioCide, it has the right to appoint one member of BioCide’s board of directors.  Two members of the Company’s Board of Directors own the remaining outstanding equity of BioCide, and are also officers and directors of BioCide.  As part of the transaction, one of the directors loaned BioCide $50,000 in order for BioCide to cover currently due patent prosecution expenses related to the transferred patent application.

11. Subsequent Events
Private Placement Of Securities
On February 16, 2011, the Company sold in a private placement to an accredited investor an aggregate of 1,000,000 shares of Class A common stock for net proceeds of $30,000 in cash.

The Company evaluated all events or transactions that occurred after December 31, 2010 through the date of this Annual Report.  The Company determined that it did not have any other subsequent events through April 15, 2011, which is the date the financial statements were issued, requiring recording or disclosure in the financial statements for the year ended December 31, 2010.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A(T).  Controls and Procedures

Evaluation of Disclosure Controls and Procedures

The Company’s management carried out an evaluation, with the participation of its Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Company’s disclosure controls and procedures as of December 31, 2010.  Based upon that evaluation, in light of the issue(s) referenced below in Management’s Annual Report on Internal Control over Financial Reporting, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective to ensure that information required to be disclosed by the Company in reports that the Company files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission.

Management’s Annual Report On Internal Control Over Financial Reporting

Symbollon management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934, as amended) for the Company.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2010.  In making this assessment management used the criteria set forth in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

In performing this assessment, management has identified the following material weakness:

Absence of adequate segregation of duties relating to oversight and management of our systems.  This resulted primarily from the fact that, due to our limited resources, we have only one employee, so certain of the work of our chief financial officer who is also our chief executive officer is not monitored or reviewed.  As a result, we did not maintain adequate segregation of duties within our critical financial reporting applications, the related modules and financial reporting processes.  This material weakness could result in a misstatement of our financial statements or related disclosures in our interim or annual consolidated financial statements that would not be prevented or detected.  Accordingly, management has determined that this control deficiency constitutes a material weakness.

As a result of this material weakness in our internal control over financial reporting, our management concluded that our internal control over financial reporting, as of December 31, 2010, was not effective based on the criteria set forth by COSO in Internal Control - Integrated Framework.  A material weakness in internal control over financial reporting is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.

Changes in Internal Control Over Financial Reporting

There has not been any change in the Company’s internal control over financial reporting in connection with the evaluation required by Rule 13a-15(d) under the Exchange Act that occurred during the year ended December 31, 2010 that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 9B.  Other Information

None.

PART III

Item 10. Directors, Executive Officers and Corporate Governance

We incorporate herein by reference the information called for by this item from our definitive Proxy Statement to be filed with the Securities and Exchange Commission in connection with our 2011 Annual Meeting of Stockholders.

Information concerning our executive officers is contained in Part I of this report under the caption “Executive Officers.”

Item 11.  Executive Compensation

We incorporate herein by reference the information called for by this item from our definitive Proxy Statement to be filed with the Securities and Exchange Commission in connection with our 2011 Annual Meeting of Stockholders.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

We incorporate herein by reference the information called for by this item from our definitive Proxy Statement to be filed with the Securities and Exchange Commission in connection with our 2011 Annual Meeting of Stockholders.

Item 13.  Certain Relationships and Related Transactions, and Director Independence

We incorporate herein by reference the information called for by this item from our definitive Proxy Statement to be filed with the Securities and Exchange Commission in connection with our 2011 Annual Meeting of Stockholders.

Item 14.  Principal Accountant Fees and Services

We incorporate herein by reference the information called for by this item from our definitive Proxy Statement to be filed with the Securities and Exchange Commission in connection with our 2011 Annual Meeting of Stockholders.

Item 15.  Exhibits, Financial Statement Schedules

See Index to Exhibits on Page E-1.  Compensatory plans and arrangements required to be filed as exhibits are as follows:

1           1993 Stock Option Plan, as amended.

2	Form of Stock Option Agreement to be entered into between the Company and each option holder.

3           2006 Non-Employee Directors’ Stock Option Plan.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYMBOLLON PHARMACEUTICALS, INC.

By:   /s/ Paul C. Desjourdy                                      .
      Paul C. Desjourdy, President
Date: April 15, 2011

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul C. Desjourdy	President, Chief Executive Officer,	April 15, 2011
Paul C. Desjourdy	Treasurer, Chief Financial Officer,
General Counsel, and Director
(Principal Executive, Financial
and Accounting Officer)

/s/ Jack H. Kessler	Chairman of the Board of Directors	April 15, 2011
Jack H. Kessler	and Secretary

/s/ James C. Richards	Director	April 15, 2011
James C. Richards

/s/ Richard F. Maradie	Director	April 15, 2011
Richard F. Maradie

/s/ Eugene Lieberstein	Director	April 15, 2011
Eugene Lieberstein

/s/ Yongjun Duan	Director	April 15, 2011
Yongjun Duan

/s/ Timothy Kane	Director	April 15, 2011
Timothy Kane

/s/ Kelly Black-White	Director	April 15, 2011
Kelly Black White

Symbollon Pharmaceuticals, Inc.
Index to Exhibits

3.1	Amended Certificate of Incorporation of the Company. (previously filed as exhibit 3.1 to Form 10-KSB for the year ended December 31, 2005 and incorporated by reference)
3.2	Amended By-Laws of the Company. (previously filed as exhibit 3.2 to Form 10-QSB for the quarter ended June 30, 1999 and incorporated by reference)
3.3
Agreement of Merger, dated as of August 4, 1993, between the Company and Symbollon Corporation, a Massachusetts corporation (including Certificate of Merger and other state filings). (previously filed as exhibit number 3.3 of the Registration Statement (the “Registration Statement”) on Form SB-2 (Registration No. 33-68828) filed on November 24, 1993 and declared effective on December 7, 1993, and incorporated by reference)

4.1	Form of Specimen Class A Common Stock Certificate. (previously filed as exhibit number 4.2 of the Registration Statement and incorporated by reference)
10.1
1993 Stock Option Plan of the Company, as amended. (incorporated by reference to Exhibit C to the Company’s 2005 Annual  Stockholders Meeting Proxy Statement filed under cover of Schedule 14A dated May 4, 2005)

10.2
Form of Indemnification Agreement between the Company and each officer and director of the Company. (previously filed as exhibit number 10.6 of the Registration Statement and incorporated by reference)

10.3
Form of Stock Option Agreement to be entered into between the Company and each option holder. (previously filed as exhibit number 10.10 to Form 10-KSB for the year ended December 31, 1993 and incorporated by reference)

10.4	2006 Non-Employee Directors’ Stock Option Plan of the Company. (previously filed as exhibit number 10.1 to Form 8-K filed on May 30, 2006 and incorporated by reference)
10.5	1995 Non-Employee Directors’ Stock Option Plan of the Company. (previously filed as exhibit number 10.1 to Form 10-QSB for the quarter ended June 30, 1995 and incorporated by reference)
10.6
Form of Warrant for the purchase of shares of Class A Common Stock, dated as of February 28, 2006, issued to certain purchasers of the Company’s securities (previously filed as exhibit number 10.1 to Form 8-K filed on March 7, 2006 and incorporated by reference)

10.7
Securities Purchase Agreement, dated as of June 2, 2006, between Symbollon and certain purchasers of Symbollon’s securities. (previously filed as exhibit number 10.1 to Form 8-K filed on June 7, 2006 and incorporated by reference)

10.8
Form of Redeemable Warrant expiring on June and August 2011 for the purchase of shares of Class A common stock issued to certain purchasers of Symbollon’s securities. (previously filed as exhibit number 10.2 to Form 8-K filed on June 7, 2006 and incorporated by reference)

10.9
Registration Rights Agreement, dated as of June 2, 2006, between Symbollon and certain purchasers of Symbollon’s securities. (previously filed as exhibit number 10.3 to Form 8-K filed on June 7, 2006 and incorporated by reference)

10.10
Form of Redeemable Warrant expiring December 2011 for the purchase of shares of Class A common stock issued to certain purchasers of Symbollon’s securities. (previously filed as exhibit number 10.22 to the Registration Statement on Form SB-2 (Registration No. 333-140200) filed on January 25, 2007 (the “2007 Registration Statement”) and declared effective on February 7, 2007, and incorporated by reference)

10.11
Form of Subscription Agreement, dated as of December 29, 2006, between Symbollon and certain purchasers of Symbollon’s securities. (previously filed as exhibit number 10.23 to the 2007 Registration Statement)

10.12
Securities Purchase Agreement, dated as of September 27, 2007, between Symbollon and certain purchasers of Symbollon’s securities (previously filed as exhibit number 10.1 to Form 10-QSB for the quarter ended September 30, 2007 and incorporated by reference)

10.13
Form of Subscription Agreement, dated as of September 27, 2007, between Symbollon and certain purchasers of Symbollon’s securities (previously filed as exhibit number 10.2 to Form 10-QSB for the quarter ended September 30, 2007 and incorporated by reference)

10.14
Form of Redeemable Warrant expiring on September 2012 for the purchase of shares of Class A common stock issued to certain purchasers of Symbollon’s securities (previously filed as exhibit number 10.3 to Form 10-QSB for the quarter ended September 30, 2007 and incorporated by reference)

10.15
Registration Rights Agreement, dated as of September 27 2007, between Symbollon and certain purchasers of Symbollon’s securities (previously filed as exhibit number 10.4 to Form 10-QSB for the quarter ended September 30, 2007 and incorporated by reference)

10.16
Stock Purchase Agreement, dated as of October 8, 2010, between Symbollon and Organic Business Alliances, LLC (previously filed as exhibit number 10.1 to Form 8-K filed on October 12, 2010 and incorporated by reference)

10.17
Technology License Agreement, dated as of October 8, 2010, between Symbollon and Organic Business Alliances, LLC (previously filed as exhibit number 10.2 to Form 8-K filed on October 12, 2010 and incorporated by reference)

31.1	Certification of the Chief Executive Officer and Chief Financial Officer required by Securities Exchange Act Rule 13a-14(a) as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. *
32.1
Certification of the Chief Executive Officer and Chief Financial Officer required by Securities Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. *

*	Filed herewith.

E-1

Officers

Paul C. Desjourdy
President, Chief Executive Officer,
Chief Financial Officer, General Counsel, Treasurer
and Director

Jack H. Kessler, Ph.D.
Secretary and Chairman
of the Board

Board of Directors

Jack H. Kessler (Chairman)
Secretary
Symbollon Pharmaceuticals, Inc.

Paul C. Desjourdy
President, Chief Executive Officer,
Chief Financial Officer, General Counsel and Treasurer
Symbollon Pharmaceuticals, Inc.

James C. Richards, Ph.D.
President, Chief Executive Officer
and Director
BioCide Pharma, Inc.
(a pharmaceutical company)

Richard F. Maradie
Retired

Eugene Lieberstein
Partner
Baker & Hostetler, LLP
(a law firm)

Kelly Black-White
President
Premier Funding Services, Inc.
(an IR/PR firm)

Timothy Kane
Chief Operating Officer
McSweeney & Ricci Insurance Agency, Inc.
(an insurance agency)

Yongjun Duan
Chairman of the Board
Xi’an Maidelfa Pharmaceuticals Co. Ltd.
(a pharmaceutical company)

Corporate Headquarters

99 West Street, Suite J
Medfield, MA 02052
Tel:   (508) 242-7500
Fax:  (508) 762-5307

Independent Auditors

Sam Kan & Company
1151 Harbor Bay Pkwy., Suite 101
Alameda, California 94502

Transfer Agent and Register

American Stock Transfer & Trust Co.
59 Maiden Lane
New York, New York 10038
(212) 936-5100

Annual Meeting

The annual meeting of stockholders will be held Wednesday, June 22, 2011 at 10:00 a.m. at the Company’s offices at 99 West Street, Suite J, Medfield, Massachusetts.

SEC Form 10-K

A copy of the annual report on Form 10-K, as filed by Symbollon Pharmaceuticals, Inc. with the Securities and Exchange Commission, is available without charge upon written request to:

Corporate and Investor Relations
Symbollon Pharmaceuticals, Inc.
99 West Street, Suite J
Medfield, MA 02052